UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.19

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 12, 2019

This report provides management’s discussion of fund performance for AB High Income Fund for the semi-annual reporting period ended April 30, 2019.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	3.98%	2.16%

Class B Shares[1]	3.41%	1.23%

Class C Shares	3.42%	1.25%

Advisor Class Shares[2]	4.10%	2.41%

Class R Shares[2]	3.77%	1.75%

Class K Shares[2]	3.95%	2.12%

Class I Shares[2]	4.11%	2.33%

Class Z Shares[2]	4.15%	2.39%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	5.81%	5.36%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	6.30%	2.18%

1	Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2019.

During the six-month period, all share classes underperformed the primary benchmark, before sales charges. Industry allocation detracted, relative to the benchmark, primarily due to an out-of-index exposure to asset-backed

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securities (“ABS”) and a small cash position, although a beneficial off-benchmark position in commercial mortgage-backed securities (“CMBS”) contributed. Security selection was similarly negative, as losses within the energy sector more than offset gains within sovereign bonds; selections within high-yield corporates also weighed on performance. Currency investments detracted as well. Country positioning (a result of bottom-up security analysis combined with fundamental research) added to returns, mainly due to an underweight in the eurozone. Yield-curve positioning was also positive, particularly along the US curve.

During the 12-month period, all share classes underperformed the primary benchmark, before sales charges. Currency investments detracted, as negative returns from long positions in the Argentine peso, euro and South Korean won outweighed gains from positioning in the Mexican peso. Security selection detracted, mainly within high-yield corporates and the energy industry, while selections in sovereign bonds were positive. Country allocation was a modest negative, as gains from an underweight position in the eurozone were more than offset by losses from off-benchmark exposures to Canada and Brazil. Industry selection contributed, helped most by an underweight to sovereign bonds and an out-of-index allocation to CMBS. An exposure to ABS took back some of these gains. Yield-curve positioning did not have a significant impact on overall performance in the period.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended April 30, 2019. Worries over a global trade war, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a dovish pivot from the US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Global high yield and investment-grade securities performed in line, outpacing the positive returns of developed-market treasuries. Emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed.

abfunds.com	AB HIGH INCOME FUND | 3

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot in 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Although the European Central Bank (“ECB”) formally ended its bond-buying program, the bank also turned more dovish in 2019, pointing to a continent-wide slowdown in economic growth. ECB officials announced a new series of targeted longer-term refinancing operations and pushed out any rate hikes until at least 2020. Central banks in Canada and Australia grew more dovish as well, ruling out interest-rate hikes for the remainder of the year, while the Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

(continued on next page)

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The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative

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DISCLOSURES AND RISKS (continued)

perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			6.03%

1 Year	2.16%	-2.19%

5 Years	3.70%	2.81%

10 Years	10.18%	9.71%

CLASS B SHARES			5.45%

1 Year	1.23%	-1.65%

5 Years	2.83%	2.83%

10 Years[2]	9.69%	9.69%

CLASS C SHARES			5.47%

1 Year	1.25%	0.30%

5 Years	2.85%	2.85%

10 Years	9.30%	9.30%

ADVISOR CLASS SHARES[3]			6.54%

1 Year	2.41%	2.41%

5 Years	3.97%	3.97%

10 Years	10.49%	10.49%

CLASS R SHARES[3]			5.89%

1 Year	1.75%	1.75%

5 Years	3.30%	3.30%

10 Years	9.83%	9.83%

CLASS K SHARES[3]			6.25%

1 Year	2.12%	2.12%

5 Years	3.66%	3.66%

10 Years	10.18%	10.18%

CLASS I SHARES[3]			6.52%

1 Year	2.33%	2.33%

5 Years	4.01%	4.01%

10 Years	10.54%	10.54%

CLASS Z SHARES[3]			6.63%

1 Year	2.39%	2.39%

5 Years	4.02%	4.02%

Since Inception[4]	4.81%	4.81%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.84%, 1.60%, 1.57%, 0.59%, 1.24%, 0.89%, 0.54% and 0.50% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.66%

5 Years	2.68%

10 Years	10.64%

CLASS B SHARES

1 Year	-3.03%

5 Years	2.72%

10 Years[1]	10.62%

CLASS C SHARES

1 Year	-1.23%

5 Years	2.72%

10 Years	10.23%

ADVISOR CLASS SHARES[2]

1 Year	0.85%

5 Years	3.84%

10 Years	11.43%

CLASS R SHARES[2]

1 Year	0.30%

5 Years	3.17%

10 Years	10.77%

CLASS K SHARES[2]

1 Year	0.55%

5 Years	3.52%

10 Years	11.12%

CLASS I SHARES[2]

1 Year	0.88%

5 Years	3.88%

10 Years	11.47%

CLASS Z SHARES[2]

1 Year	0.94%

5 Years	3.91%

Since Inception[3]	4.62%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,039.80	$4.45	0.88%	$4.50	0.89%
Hypothetical**	$1,000	$1,020.43	$4.41	0.88%	$4.46	0.89%
Class B
Actual	$1,000	$1,034.10	$8.42	1.67%	$8.47	1.68%
Hypothetical**	$1,000	$1,016.51	$8.35	1.67%	$8.40	1.68%
Class C
Actual	$1,000	$1,034.20	$8.22	1.62%	$8.27	1.64%
Hypothetical**	$1,000	$1,016.71	$8.15	1.62%	$8.20	1.64%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,041.00	$3.19	0.63%	$3.24	0.64%
Hypothetical**	$1,000	$1,021.67	$3.16	0.63%	$3.21	0.64%
Class R
Actual	$1,000	$1,037.70	$6.47	1.28%	$6.52	1.29%
Hypothetical**	$1,000	$1,018.45	$6.41	1.28%	$6.46	1.29%
Class K
Actual	$1,000	$1,039.50	$4.70	0.93%	$4.75	0.94%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%	$4.71	0.94%
Class I
Actual	$1,000	$1,041.10	$3.09	0.61%	$3.14	0.62%
Hypothetical**	$1,000	$1,021.77	$3.06	0.61%	$3.11	0.62%
Class Z
Actual	$1,000	$1,041.50	$2.73	0.54%	$2.78	0.55%
Hypothetical**	$1,000	$1,022.12	$2.71	0.54%	$2.76	0.55%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,926.3

1

All data are as of April 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following security types: Collateralized Loan Obligations, Inflation-Linked Securities, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Puts, Preferred Stocks, Rights, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

April 30, 2019 (unaudited)

1

All data are as of April 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Angola, Argentina, Australia, Bahamas, Bahrain, Bermuda, Cameroon, Cayman Islands, Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Honduras, India, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Mexico, Mongolia, Namibia, Nigeria, Norway, Oman, Peru, Russia, Senegal, Sri Lanka, Sweden, Switzerland, Ukraine, Uruguay, Venezuela, Virgin Islands (BVI) and Zambia.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 34.6%
Industrial – 25.9%
Basic – 2.8%
AK Steel Corp. 7.00%, 3/15/27(a)	U.S.$	5,486	$4,639,768
7.625%, 10/01/21		3,745	3,742,041
Axalta Coating Systems LLC 4.875%, 8/15/24(b)		893	898,406
CF Industries, Inc. 4.95%, 6/01/43		3,611	3,171,913
5.375%, 3/15/44		918	842,078
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,273,367
Constellium NV 5.875%, 2/15/26(b)		3,585	3,639,840
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		3,285	3,338,733
Eldorado Gold Corp. 6.125%, 12/15/20(b)		5,021	4,995,895
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)(g)(h)		1,900	1,899,638
Flex Acquisition Co., Inc. 7.875%, 7/15/26(b)		7,949	7,460,518
Freeport-McMoRan, Inc. 5.40%, 11/14/34		3,033	2,848,439
5.45%, 3/15/43		13,355	12,052,073
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(b)		4,956	4,844,877
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(b)		13,855	14,692,493
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(b)	EUR	5,940	6,938,936
Lecta SA 6.50%, 8/01/23(b)		1,106	1,112,978
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(f)(i)(j)	U.S.$	16,121	161
Momentive Performance Materials, Inc. 3.88%, 10/24/21		17,198	19,064,017
8.875%, 10/15/20(c)(f)(g)(k)		17,198	– 0	–
Novelis Corp. 5.875%, 9/30/26(b)		6,196	6,298,637
OCI NV 5.00%, 4/15/23(b)	EUR	9,800	11,606,785
6.625%, 4/15/23(b)	U.S.$	5,880	6,166,233

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pactiv LLC 7.95%, 12/15/25	U.S.$	3,759	$3,852,456
Sealed Air Corp. 6.875%, 7/15/33(b)		14,904	16,224,942
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25		1,073	1,232,711
SPCM SA 4.875%, 9/15/25(b)		4,290	4,181,111
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	3,669	4,227,648
8.00%, 10/01/26(b)	U.S.$	3,518	3,601,728
United States Steel Corp. 6.25%, 3/15/26		6,400	5,738,547
6.875%, 8/15/25		4,476	4,213,456
Valvoline, Inc. 5.50%, 7/15/24		1,738	1,789,937

			168,590,362

Capital Goods – 1.9%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(h)	EUR	10,431	11,865,856
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(h)	U.S.$	3,166	3,171,765
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(b)	EUR	9,883	11,678,066
BBA US Holdings, Inc. 5.375%, 5/01/26(b)	U.S.$	2,510	2,574,540
Bombardier, Inc. 5.75%, 3/15/22(b)		1,099	1,114,110
6.125%, 1/15/23(b)		1,220	1,224,077
7.50%, 3/15/25(b)		9,074	9,105,823
7.875%, 4/15/27(b)		7,148	7,198,715
BWAY Holding Co. 4.75%, 4/15/24(b)	EUR	5,895	6,786,225
5.50%, 4/15/24(b)	U.S.$	7,404	7,347,996
7.25%, 4/15/25(b)		4,149	4,042,781
Clean Harbors, Inc. 5.125%, 6/01/21		3,117	3,120,195
Cleaver-Brooks, Inc. 7.875%, 3/01/23(b)		1,889	1,847,771
Colfax Corp. 6.00%, 2/15/24(b)		1,093	1,135,673
6.375%, 2/15/26(b)		1,170	1,240,215
Exide Technologies 7.25%, 4/30/25(c)(g)(h)(j)(l)		2,011	806,453

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)	U.S.$	252	$252,705
GFL Environmental, Inc. 5.375%, 3/01/23(b)		6,575	6,393,372
7.00%, 6/01/26(b)		2,301	2,233,555
8.50%, 5/01/27(b)		4,475	4,658,936
JELD-WEN, Inc. 4.625%, 12/15/25(b)		1,036	991,363
4.875%, 12/15/27(b)		1,483	1,416,265
Liberty Tire Recycling LLC 9.50%, 1/15/23(c)(g)(j)		919	919,495
TransDigm, Inc. 6.25%, 3/15/26(b)		2,685	2,796,189
6.50%, 7/15/24		8,885	9,012,828
Triumph Group, Inc. 7.75%, 8/15/25		7,231	7,230,993

			110,165,962

Communications - Media – 2.4%
Altice Financing SA 6.625%, 2/15/23(b)		4,220	4,332,978
7.50%, 5/15/26(b)		15,748	15,887,653
Altice Luxembourg SA 7.25%, 5/15/22(a)(b)	EUR	6,390	7,319,767
7.75%, 5/15/22(b)	U.S.$	6,903	7,037,940
CSC Holdings LLC 5.375%, 2/01/28(b)		8,139	8,300,372
5.50%, 5/15/26(b)		800	822,551
7.50%, 4/01/28(b)		5,326	5,805,654
10.875%, 10/15/25(b)		3,150	3,621,684
DISH DBS Corp. 5.00%, 3/15/23		1,148	1,052,055
5.875%, 11/15/24(a)		8,835	7,623,068
6.75%, 6/01/21		2,332	2,408,485
Gray Television, Inc. 5.125%, 10/15/24(b)		6,585	6,698,018
iHeartCommunications, Inc. 6.875%, 6/15/18(c)(e)(f)(i)		10,579	1,102,448
9.00%, 12/15/19(c)(d)(f)		8,736	6,474,966
10.625%, 3/15/23(c)(d)(f)		1,507	1,079,470
11.25%, 3/01/21(b)(c)(d)(f)		2,444	1,762,080
Liberty Interactive LLC 3.75%, 2/15/30(l)		2,224	1,545,425
Meredith Corp. 6.875%, 2/01/26		8,309	8,650,134
Netflix, Inc. 4.875%, 4/15/28		5,731	5,701,543

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(b)	U.S.$	7,526	$7,397,734
6.875%, 2/15/23(b)		3,250	3,258,964
TEGNA, Inc. 5.50%, 9/15/24(b)		719	738,310
6.375%, 10/15/23		1,334	1,377,434
UPC Holding BV 5.50%, 1/15/28(b)		9,714	9,821,427
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		3,880	3,967,428
Virgin Media Finance PLC 5.75%, 1/15/25(b)		2,690	2,751,703
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(b)	GBP	445	599,014
Virgin Media Secured Finance PLC 5.50%, 1/15/25(b)		2,070	2,774,355
Ziggo Bond Co. BV 5.875%, 1/15/25(b)	U.S.$	7,678	7,682,714
7.125%, 5/15/24(b)	EUR	1,158	1,350,102
Ziggo BV 5.50%, 1/15/27(b)	U.S.$	5,807	5,796,751

			144,742,227

Communications - Telecommunications – 2.5%
Altice France SA/France 5.625%, 5/15/24(b)	EUR	1,981	2,289,939
6.25%, 5/15/24(b)	U.S.$	307	313,810
7.375%, 5/01/26(b)		17,655	17,948,126
C&W Senior Financing DAC 6.875%, 9/15/27(b)		12,718	12,756,879
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(e)(f)(g)		3,547	– 0	–
CenturyLink, Inc. Series Y 7.50%, 4/01/24		5,400	5,801,722
DKT Finance ApS 7.00%, 6/17/23(b)	EUR	6,752	8,215,880
Embarq Corp. 7.995%, 6/01/36	U.S.$	7,663	7,553,312
Frontier Communications Corp. 6.875%, 1/15/25		1,844	980,477
7.125%, 1/15/23		4,344	2,709,470
7.625%, 4/15/24		3,794	2,094,686
7.875%, 1/15/27		2,058	1,050,072

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.75%, 4/15/22	U.S.$	5,502	$3,829,568
11.00%, 9/15/25		4,376	2,836,996
Intelsat Jackson Holdings SA 5.50%, 8/01/23		7,915	7,131,217
8.50%, 10/15/24(b)		5,418	5,332,558
9.75%, 7/15/25(b)		9,337	9,571,069
Level 3 Financing, Inc. 5.25%, 3/15/26		5,865	5,965,098
5.375%, 8/15/22		1,280	1,285,480
6.125%, 1/15/21		1,670	1,678,592
Sable International Finance Ltd. 5.75%, 9/07/27(b)		5,930	5,878,451
6.875%, 8/01/22(b)		219	228,453
Sprint Capital Corp. 6.875%, 11/15/28		5,386	5,153,029
8.75%, 3/15/32		3,509	3,679,148
Sprint Corp. 7.625%, 2/15/25-3/01/26		2,572	2,577,512
7.875%, 9/15/23		4,072	4,242,279
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,648,813
Telecom Italia Capital SA 7.20%, 7/18/36		7,380	7,559,245
7.721%, 6/04/38		4,860	5,111,923
Wind Tre SpA 5.00%, 1/20/26(b)		6,371	5,836,358
Zayo Group LLC/Zayo Capital, Inc. 6.375%, 5/15/25		4,500	4,592,849

			147,853,011

Consumer Cyclical - Automotive – 1.7%
Allison Transmission, Inc. 5.875%, 6/01/29(b)		2,377	2,449,551
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		4,777	4,802,652
6.50%, 4/01/27		2,072	2,087,778
BCD Acquisition, Inc. 9.625%, 9/15/23(b)		11,515	12,227,088
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(b)		5,474	5,036,408
Dana Financing Luxembourg SARL 5.75%, 4/15/25(b)		656	668,038
Exide Technologies 7.00%, 4/30/25(c)(g)(h)(j)(l)		21,969	8,809,392
11.00%, 4/30/22(c)(j)(m)		27,990	22,112,357

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/26(b)	EUR	3,703	$4,061,393
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(h)	U.S.$	5,507	5,541,832
Meritor, Inc. 6.25%, 2/15/24		3,393	3,495,465
Navistar International Corp. 6.625%, 11/01/25(b)		184	188,028
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(b)		1,066	1,114,064
8.50%, 5/15/27(b)		11,779	12,169,721
Tenneco, Inc. 5.00%, 7/15/26		4,571	3,726,627
Titan International, Inc. 6.50%, 11/30/23		8,092	7,895,712
Truck Hero, Inc. 8.50%, 4/21/24(b)		6,633	6,682,748

			103,068,854

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		1,036	998,371
5.875%, 11/15/26		7,227	6,744,482
VOC Escrow Ltd. 5.00%, 2/15/28(b)		2,883	2,871,102

			10,613,955

Consumer Cyclical - Other – 2.0%
Beazer Homes USA, Inc. 5.875%, 10/15/27		6,972	6,297,320
6.75%, 3/15/25		7,010	6,770,426
8.75%, 3/15/22		500	522,680
Caesars Entertainment Corp. 5.00%, 10/01/24(c)(l)		333	492,150
Cirsa Finance International SARL 6.25%, 12/20/23(b)	EUR	1,632	1,943,478
7.875%, 12/20/23(b)	U.S.$	1,938	2,014,229
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(b)(d)(f)	EUR	1,276	71,223
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(b)	U.S.$	9,001	8,978,380

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Game Technology PLC 6.50%, 2/15/25(b)	U.S.$	995	$1,057,900
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,627	11,667,386
10.00%, 7/15/22(b)		2,531	2,227,174
10.50%, 7/15/24(b)		367	297,625
KB Home 7.00%, 12/15/21		6,936	7,449,354
7.50%, 9/15/22		2,741	3,010,248
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(b)		5,912	6,210,000
Meritage Homes Corp. 7.15%, 4/15/20		2,500	2,588,057
MGM Resorts International 5.50%, 4/15/27		5,907	6,088,581
PulteGroup, Inc. 6.00%, 2/15/35		932	924,467
6.375%, 5/15/33		2,695	2,796,364
7.875%, 6/15/32		10,968	12,782,327
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)		6,743	6,741,813
6.125%, 4/01/25(b)		4,677	4,607,093
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(b)		7,555	7,919,408
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(b)		8,781	8,649,619
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(b)		4,950	5,098,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(b)		175	170,830
5.50%, 3/01/25(b)		1,885	1,905,477

			119,282,109

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(b)		5,858	5,992,388
IRB Holding Corp. 6.75%, 2/15/26(b)		3,291	3,266,469

			9,258,857

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.7%
JC Penney Corp., Inc. 6.375%, 10/15/36	U.S.$	1,169	$452,082
7.40%, 4/01/37		3,636	1,495,116
L Brands, Inc. 6.875%, 11/01/35		7,125	6,346,259
PetSmart, Inc. 7.125%, 3/15/23(b)		8,569	7,612,751
Sonic Automotive, Inc. 5.00%, 5/15/23		2,976	2,941,166
6.125%, 3/15/27		5,939	5,760,408
Staples, Inc. 7.50%, 4/15/26(b)		8,887	8,895,514
10.75%, 4/15/27(b)		2,962	3,007,650
William Carter Co. (The) 5.625%, 3/15/27(b)		2,315	2,393,909

			38,904,855

Consumer Non-Cyclical – 2.5%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)(b)		3,643	3,351,192
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		7,251	7,201,004
6.625%, 6/15/24		8,245	8,495,829
Aveta, Inc. 10.50%, 3/01/21(c)(e)(f)(g)		94,592	1
Bausch Health Americas, Inc. 8.50%, 1/31/27(b)		3,617	3,945,955
Bausch Health Cos., Inc. 6.125%, 4/15/25(b)		4,845	4,900,640
9.00%, 12/15/25(b)		1,937	2,145,189
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(b)	EUR	2,223	2,599,003
4.875%, 1/15/26(b)	U.S.$	3,111	3,118,339
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		6,121	5,959,436
DaVita, Inc. 5.00%, 5/01/25		6,536	6,404,568
Diamond BC BV 5.625%, 8/15/25(a)(b)	EUR	2,527	2,718,854
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(b)	U.S.$	2,449	1,995,935
Envision Healthcare Corp. 8.75%, 10/15/26(b)		5,367	5,059,229

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hadrian Merger Sub, Inc. 8.50%, 5/01/26(b)	U.S.$	5,476	$5,184,956
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)		3,736	2,796,478
MPH Acquisition Holdings LLC 7.125%, 6/01/24(b)		7,056	7,086,680
New Albertsons LP 7.45%, 8/01/29		2,417	2,261,785
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(b)		3,108	3,040,379
Post Holdings, Inc. 5.50%, 3/01/25(b)		3,936	4,026,996
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(b)		15,964	16,705,336
Spectrum Brands, Inc. 4.00%, 10/01/26(b)	EUR	3,459	4,033,713
5.75%, 7/15/25	U.S.$	3,126	3,204,319
6.625%, 11/15/22		946	968,653
Sunshine Mid BV 6.50%, 5/15/26(a)(b)	EUR	5,784	6,688,480
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(b)		3,869	4,571,576
Tenet Healthcare Corp. 6.25%, 2/01/27(b)	U.S.$	6,045	6,300,976
6.75%, 6/15/23(a)		9,171	9,354,411
7.00%, 8/01/25(a)		766	775,466
8.125%, 4/01/22		1,782	1,902,939
Vizient, Inc. 6.25%, 5/15/27(b)		1,274	1,317,226
10.375%, 3/01/24(b)		3,143	3,389,930
West Street Merger Sub, Inc. 6.375%, 9/01/25(b)		7,804	7,569,279

			149,074,752

Energy – 5.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		6,153	2,315,946
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(e)(f)(g)		16,461	– 0	–
Bruin E&P Partners LLC 8.875%, 8/01/23(b)		5,654	5,364,798
California Resources Corp. 5.50%, 9/15/21		1,846	1,423,176
8.00%, 12/15/22(a)(b)		6,241	4,752,415

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(a)	U.S.$	7,466	$7,264,575
8.25%, 7/15/25		253	257,642
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(k)(l)		14,659	4,397,645
Chesapeake Energy Corp. 4.875%, 4/15/22		7,886	7,784,799
5.75%, 3/15/23		459	455,054
7.00%, 10/01/24		4,211	4,168,359
8.00%, 6/15/27		2,072	2,029,868
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(b)		3,892	3,625,032
Denbury Resources, Inc. 7.50%, 2/15/24(b)		4,811	4,445,027
9.25%, 3/31/22(b)		2,603	2,643,091
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	5,507,429
5.70%, 10/15/39		3,966	2,794,364
7.875%, 8/15/25		5,441	5,321,565
Ensco Rowan PLC 5.20%, 3/15/25		6,313	5,099,490
7.75%, 2/01/26		1,912	1,658,670
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		8,958	1,988,999
8.00%, 2/15/25(b)		5,019	1,757,036
9.375%, 5/01/24(b)		6,995	2,534,715
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		6,220	6,157,340
6.75%, 8/01/22		5,356	5,445,842
Gulfport Energy Corp. 6.00%, 10/15/24		3,096	2,713,752
6.375%, 1/15/26		6,870	5,949,331
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(b)		6,376	6,532,078
HighPoint Operating Corp. 7.00%, 10/15/22		3,857	3,752,568
8.75%, 6/15/25		3,964	3,827,230
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(b)		8,356	8,424,118
Indigo Natural Resources LLC 6.875%, 2/15/26(b)		7,610	7,066,243

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Murphy Oil USA, Inc. 5.625%, 5/01/27	U.S.$	503	$523,012
6.00%, 8/15/23		322	330,472
Nabors Industries, Inc. 5.50%, 1/15/23(a)		6,552	6,278,952
Nine Energy Service, Inc. 8.75%, 11/01/23(b)		3,186	3,288,207
Noble Holding International Ltd. 6.20%, 8/01/40		1,090	733,972
7.75%, 1/15/24		1,270	1,151,946
7.95%, 4/01/25		2,289	2,037,210
Parkland Fuel Corp. 6.00%, 4/01/26(b)		5,646	5,763,889
PDC Energy, Inc. 5.75%, 5/15/26		3,847	3,850,035
6.125%, 9/15/24		7,221	7,330,008
QEP Resources, Inc. 5.25%, 5/01/23		6,666	6,522,834
5.375%, 10/01/22		761	749,677
Range Resources Corp. 4.875%, 5/15/25		7,422	6,836,939
5.00%, 3/15/23		3,171	3,089,245
5.875%, 7/01/22		729	739,105
Rowan Cos., Inc. 4.875%, 6/01/22		4,965	4,800,415
5.85%, 1/15/44		3,688	2,497,152
7.375%, 6/15/25		6,080	5,411,401
Sanchez Energy Corp. 7.25%, 2/15/23(a)(b)		3,422	2,859,680
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(e)(f)(g)		1,970	– 0	–
8.125%, 10/15/22(c)(e)(f)(g)		15,534	– 0	–
SemGroup Corp. 6.375%, 3/15/25		2,402	2,306,155
7.25%, 3/15/26		3,996	3,890,246
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		3,214	3,052,525
SM Energy Co. 5.00%, 1/15/24		6,193	5,810,663
5.625%, 6/01/25		6,806	6,413,811
6.625%, 1/15/27		3,533	3,353,990
SRC Energy, Inc. 6.25%, 12/01/25		5,952	5,655,299
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		11,875	12,096,979
5.875%, 3/15/28		2,917	2,990,993
6.00%, 4/15/27(b)		357	370,498

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, 4/15/26	U.S.$	6,800	$7,169,811
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(b)		2,625	2,772,559
Transocean Poseidon Ltd. 6.875%, 2/01/27(b)		2,918	3,107,244
Transocean, Inc. 6.80%, 3/15/38		5,337	4,244,436
7.25%, 11/01/25(b)		2,072	2,051,382
7.50%, 1/15/26(b)		4,613	4,560,218
9.00%, 7/15/23(b)		3,605	3,856,330
Vantage Drilling International 7.125%, 4/01/23(c)(e)(f)(g)		8,325	– 0	–
7.50%, 11/01/19(c)(e)(f)(g)		8,860	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(b)		12,025	9,376,337
Weatherford International LLC 9.875%, 3/01/25		1,164	818,332
Weatherford International Ltd. 5.875%, 7/01/21(l)		718	546,743
6.50%, 8/01/36		4,003	2,571,863
6.75%, 9/15/40		4,691	3,013,968
7.00%, 3/15/38		2,858	1,830,029
7.75%, 6/15/21(a)		2,012	1,769,826
9.875%, 2/15/24		1,275	904,110
Whiting Petroleum Corp. 6.25%, 4/01/23		545	559,154
6.625%, 1/15/26		6,253	6,242,645
WPX Energy, Inc. 5.75%, 6/01/26		3,735	3,869,680

			297,458,174

Other Industrial – 0.6%
Algeco Global Finance PLC 8.00%, 2/15/23(b)		11,171	11,460,038
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		13,564	13,711,156
H&E Equipment Services, Inc. 5.625%, 9/01/25		925	943,252
KAR Auction Services, Inc. 5.125%, 6/01/25(b)		3,122	3,134,198
Laureate Education, Inc. 8.25%, 5/01/25(b)		4,401	4,776,744

			34,025,388

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 1.3%
Aptim Corp. 7.75%, 6/15/25(b)	U.S.$	8,303	$6,225,731
APX Group, Inc. 7.875%, 12/01/22		13,645	13,670,516
8.75%, 12/01/20		4,418	4,354,849
Aramark Services, Inc. 5.00%, 2/01/28(b)		2,696	2,747,119
Carlson Travel, Inc. 6.75%, 12/15/23(b)		3,434	3,474,892
Carriage Services, Inc. 6.625%, 6/01/26(b)		2,900	2,979,941
eDreams ODIGEO SA 5.50%, 9/01/23(b)	EUR	3,335	3,803,964
Gartner, Inc. 5.125%, 4/01/25(b)	U.S.$	1,189	1,219,258
GEO Group, Inc. (The) 5.125%, 4/01/23		1,054	984,743
5.875%, 1/15/22-10/15/24		4,401	4,280,320
6.00%, 4/15/26		4,689	4,206,858
Monitronics International, Inc. 9.125%, 4/01/20(d)(f)(k)		6,914	276,560
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(b)		3,951	4,163,469
Refinitiv US Holdings, Inc. 8.25%, 11/15/26(b)		5,186	5,262,758
Sabre GLBL, Inc. 5.375%, 4/15/23(b)		3,044	3,107,565
Team Health Holdings, Inc. 6.375%, 2/01/25(b)		8,405	7,152,621
Verscend Escrow Corp. 9.75%, 8/15/26(b)		7,843	8,336,411

			76,247,575

Technology – 1.5%
ADT Security Corp. (The) 4.875%, 7/15/32(b)		8,000	6,644,480
Banff Merger Sub, Inc. 9.75%, 9/01/26(b)		15,810	15,857,098
CommScope, Inc. 5.50%, 3/01/24(b)		3,553	3,705,246
6.00%, 3/01/26(b)		4,785	5,069,210
8.25%, 3/01/27(b)		5,628	6,092,310
Dell, Inc. 6.50%, 4/15/38		10,502	10,640,920

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(h)	U.S.$	3,645	$3,653,945
Infor US, Inc. 6.50%, 5/15/22		6,356	6,468,005
IQVIA, Inc. 3.25%, 3/15/25(b)	EUR	5,672	6,483,529
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(b)	U.S.$	6,758	7,333,086
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(b)		4,891	4,763,854
10.50%, 2/01/24(b)		9,633	8,780,749
West Corp. 8.50%, 10/15/25(b)		2,520	2,223,862

			87,716,294

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		1,519	1,507,434
Europcar Mobility Group 5.75%, 6/15/22(b)	EUR	3,802	4,352,556
Hertz Corp. (The) 5.50%, 10/15/24(b)	U.S.$	18,656	15,950,413
Loxam SAS 3.50%, 4/15/22(b)	EUR	1,102	1,257,589
4.25%, 4/15/24(b)		540	635,802
United Rentals North America, Inc. 6.50%, 12/15/26	U.S.$	905	968,667
XPO Logistics, Inc. 6.75%, 8/15/24(b)		11,855	12,264,827

			36,937,288

			1,533,939,663

Financial Institutions – 7.8%
Banking – 4.7%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(b)(n)	EUR	1,819	2,203,414
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	9,188	11,755,768
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22-9/24/23(b)(n)	EUR	13,800	15,762,097
8.875%, 4/14/21(b)(n)		11,400	14,241,761
Banco de Sabadell SA 6.50%, 5/18/22(b)(n)		7,800	8,616,019

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 5.481%, 6/12/19(b)(n)	EUR	800	$896,317
6.25%, 9/11/21(b)(n)		5,700	6,696,793
6.75%, 4/25/22(b)(n)		8,100	9,947,649
Bank of Ireland 7.375%, 6/18/20(b)(n)		7,475	8,896,789
Barclays PLC 7.25%, 3/15/23(b)(n)	GBP	3,808	5,239,645
8.00%, 12/15/20(n)	EUR	10,925	13,301,642
8.00%, 6/15/24(n)	U.S.$	10,873	11,444,876
Citigroup, Inc. 5.95%, 1/30/23(n)		14,778	15,360,741
Series M 6.30%, 5/15/24(n)		7,000	7,301,805
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(n)		6,685	6,743,246
Credit Suisse Group AG 6.25%, 12/18/24(b)(n)		7,786	7,953,126
7.50%, 12/11/23(b)(n)		26,323	28,177,041
Danske Bank A/S 6.125%, 3/28/24(b)(n)		642	602,103
Series E 5.875%, 4/06/22(b)(n)	EUR	10,021	11,618,888
Dresdner Funding Trust I 8.151%, 6/30/31(b)	U.S.$	816	1,045,359
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(n)		11,805	11,238,809
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(n)		21,538	23,154,535
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(n)(o)		6,400	6,067,661
SNS Bank NV Series E 11.25%, 12/31/49(c)(e)(f)(n)	EUR	1,001	9,540
Societe Generale SA 7.375%, 9/13/21(b)(n)	U.S.$	8,639	8,983,857
8.00%, 9/29/25(b)(n)		252	273,395
8.00%, 9/29/25(a)(b)(n)		10,149	11,024,351
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(b)(n)(o)		3,500	2,913,715
7.50%, 4/02/22(b)(n)		8,455	8,931,456
7.75%, 4/02/23(a)(b)(n)		1,988	2,119,790

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UniCredit SpA 9.25%, 6/03/22(b)(n)	EUR	11,605	$14,578,107

			277,100,295

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(c)(e)(f)(i)	U.S.$	1,600	27,840
Series G 4.80%, 3/13/14(c)(e)(f)(i)		1,800	31,320
LPL Holdings, Inc. 5.75%, 9/15/25(b)		11,023	11,229,086

			11,288,246

Finance – 1.1%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(b)		5,823	6,099,383
Curo Group Holdings Corp. 8.25%, 9/01/25(b)		9,139	8,004,137
Enova International, Inc. 8.50%, 9/01/24-9/15/25(b)		11,472	11,141,681
goeasy Ltd. 7.875%, 11/01/22(b)		3,593	3,774,752
ILFC E-Capital Trust II 4.85% (H15T 30 Year + 1.80%), 12/21/65(b)(o)		1,500	1,156,929
Lincoln Financing SARL 3.625%, 4/01/24(b)	EUR	1,573	1,811,244
Navient Corp. 5.50%, 1/25/23	U.S.$	6,478	6,601,432
5.875%, 3/25/21		1,484	1,536,066
6.625%, 7/26/21		1,663	1,747,831
7.25%, 1/25/22-9/25/23		4,675	5,050,679
8.00%, 3/25/20		5,251	5,441,254
SLM Corp. 5.125%, 4/05/22		3,828	3,773,532
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(b)		6,227	5,892,168

			62,031,088

Insurance – 0.7%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(c)		22	30,899
ASR Nederland NV 4.625%, 10/19/27(b)(n)	EUR	5,755	6,288,816
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	4,512	5,836,402

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	8,297	$8,123,169
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(h)		22,858	22,827,317

			43,106,603

Other Finance – 0.5%
Intrum AB 2.75%, 7/15/22(a)(b)	EUR	7,260	8,081,744
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(b)(h)		1,336	1,526,875
NVA Holdings, Inc./United States 6.875%, 4/01/26(b)	U.S.$	6,622	6,721,330
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(b)		10,869	11,111,824
Travelport Corporate Finance PLC 6.00%, 3/15/26(b)		3,217	3,492,353

			30,934,126

REITS – 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(b)		5,326	5,326,000
Forestar Group, Inc. 8.00%, 4/15/24(b)		3,410	3,508,365
Iron Mountain, Inc. 5.25%, 3/15/28(b)		11,718	11,550,538
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(b)		5,437	5,716,321
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(b)		8,283	8,603,759

			34,704,983

			459,165,341

Utility – 0.9%
Electric – 0.7%
AES Corp./VA 4.875%, 5/15/23		327	331,397
Calpine Corp. 5.375%, 1/15/23		8,013	8,064,187
5.50%, 2/01/24		6,240	6,210,485

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 6.25%, 5/01/24	U.S.$	1,296	$1,337,937
Southern California Edison Co. Series E 6.25%, 2/01/22(n)		3,300	3,288,212
Talen Energy Supply LLC 4.60%, 12/15/21		181	175,936
6.50%, 6/01/25		9,310	8,169,059
10.50%, 1/15/26(b)		5,936	6,188,280
Texas Competitive/TCEH 11.50%, 10/01/20(c)(e)(f)(g)		2,679	– 0	–
Vistra Operations Co. LLC 5.625%, 2/15/27(b)		9,035	9,285,423

			43,050,916

Natural Gas – 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		11,188	11,642,927

			54,693,843

Total Corporates – Non-Investment Grade (cost $2,115,290,898)			2,047,798,847

CORPORATES – INVESTMENT GRADE – 11.0%
Financial Institutions – 6.3%
Banking – 3.7%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(b)		1,122	1,201,818
Bank of America Corp. Series AA 6.10%, 3/17/25(n)		7,966	8,543,535
Series B 8.05%, 6/15/27		11,735	14,577,252
Series X 6.25%, 9/05/24(n)		521	559,484
Series Z 6.50%, 10/23/24(n)		4,009	4,397,608
Barclays Bank PLC 6.86%, 6/15/32(b)(n)		838	896,046
BNP Paribas SA 6.75%, 3/14/22(b)(n)		1,253	1,297,101
7.625%, 3/30/21(b)(n)		7,812	8,242,090
BPCE SA 5.70%, 10/22/23(b)		241	258,749

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA 6.50%, 6/23/21(b)(n)	EUR	3,556	$4,309,285
7.589%, 1/30/20(b)(n)	GBP	4,950	6,694,905
8.125%, 12/23/25(b)(n)	U.S.$	13,944	15,884,262
DNB Bank ASA 6.50%, 3/26/22(b)(n)		11,090	11,507,483
HSBC Holdings PLC 6.00%, 9/29/23(b)(n)	EUR	20,219	25,820,408
Series E 4.75%, 7/04/29(b)(n)		810	931,361
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(b)	U.S.$	5,980	5,985,227
ING Groep NV 6.50%, 4/16/25(n)		1,847	1,867,779
6.875%, 4/16/22(b)(n)		1,142	1,190,455
Intesa Sanpaolo SpA 2.75%, 3/20/20(b)	EUR	3,602	4,138,539
3.928%, 9/15/26(b)		1,172	1,384,479
4.00%, 5/20/19(b)		3,510	3,944,587
5.017%, 6/26/24(b)	U.S.$	3,198	3,085,811
5.71%, 1/15/26(b)		860	838,506
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)		2,638	2,639,915
Lloyds Banking Group PLC 6.413%, 10/01/35(b)(n)		3,709	3,838,029
6.657%, 5/21/37(b)(n)		1,801	1,878,742
7.625%, 6/27/23(b)(n)	GBP	9,370	13,207,761
Nationwide Building Society 4.302%, 3/08/29(b)	U.S.$	10,440	10,694,433
Nordea Bank Abp 6.625%, 3/26/26(b)(n)		18,000	18,468,000
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(n)		3,888	3,866,838
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,427,310
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,119	8,232,487
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(b)(n)		2,600	2,532,260
Swedbank AB 5.50%, 3/17/20(b)(n)		1,800	1,780,099
6.00%, 3/17/22(b)(n)		3,200	3,136,131
UBS Group Funding Switzerland AG 6.875%, 3/22/21(b)(n)		206	212,990
7.00%, 2/19/25(b)(n)		14,430	15,498,816

			219,970,581

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
International Lease Finance Corp. 8.25%, 12/15/20	U.S.$	5,011	$5,404,494

Insurance – 2.2%
Aegon NV 5.50%, 4/11/48		5,138	5,244,639
Allstate Corp. (The) 6.50%, 5/15/57		10,811	11,920,598
American International Group, Inc. 6.82%, 11/15/37		1,938	2,351,620
8.175%, 5/15/58		2,973	3,603,092
Aon Corp. 8.205%, 1/01/27		2,495	2,978,224
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(b)	EUR	10,305	13,028,657
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		9,800	13,427,699
CNP Assurances 4.50%, 6/10/47(b)		10,500	13,454,993
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	U.S.$	14,459	17,257,380
MetLife Capital Trust IV 7.875%, 12/15/37(b)		1,765	2,172,831
MetLife, Inc. 6.40%, 12/15/36		9,700	10,727,269
10.75%, 8/01/39		3,495	5,454,475
Nationwide Mutual Insurance Co. 4.901% (LIBOR 3 Month + 2.29%), 12/15/24(b)(o)		5,000	4,996,110
9.375%, 8/15/39(b)		4,546	7,078,518
Prudential Financial, Inc. 5.20%, 3/15/44		3,080	3,145,567
5.625%, 6/15/43		9,892	10,375,096
SCOR SE 3.00%, 6/08/46(b)	EUR	200	239,613
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,836	3,859,297

			131,315,678

REITS – 0.3%
EPR Properties 5.75%, 8/15/22		3,445	3,667,991
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		4,880	5,166,100
5.75%, 6/01/28		431	464,619

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.50%, 5/01/24	U.S.$	1,696	$1,741,254
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	4,736,943
Spirit Realty LP 4.45%, 9/15/26		1,180	1,170,988
Weyerhaeuser Co. 8.50%, 1/15/25		1,000	1,252,150

			18,200,045

			374,890,798

Industrial – 4.4%
Basic – 0.4%
Anglo American Capital PLC 4.75%, 4/10/27(b)		4,031	4,155,453
4.875%, 5/14/25(b)		1,287	1,356,736
ArcelorMittal 6.75%, 3/01/41		4,782	5,406,309
7.00%, 10/15/39		3,241	3,726,281
Fresnillo PLC 5.50%, 11/13/23(b)		3,074	3,277,653
Glencore Finance Canada Ltd. 6.00%, 11/15/41(b)		1,464	1,502,004
Glencore Funding LLC 4.625%, 4/29/24(b)		1,733	1,797,634
WestRock MWV LLC 8.20%, 1/15/30		2,940	3,893,148

			25,115,218

Capital Goods – 0.3%
Arconic, Inc. 5.90%, 2/01/27		805	851,868
General Electric Co. Series D 5.00%, 1/21/21(n)		12,108	11,469,243
Lafarge SA 7.125%, 7/15/36		2,640	3,107,074
Masco Corp. 5.95%, 3/15/22		2,124	2,277,017
Textron Financial Corp. 4.419% (LIBOR 3 Month + 1.74%), 2/15/42(b)(o)		125	101,224

			17,806,426

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	6,755	$7,159,111
5.375%, 5/01/47		2,993	2,996,143
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,060,247
Cox Communications, Inc. 4.50%, 6/30/43(b)		882	784,386
4.70%, 12/15/42(b)		1,692	1,561,367

			15,561,254

Communications - Telecommunications – 0.3%
Qwest Corp. 6.75%, 12/01/21		480	511,422
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)		9,260	9,424,476
5.152%, 3/20/28(b)		9,160	9,414,034

			19,349,932

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 5.20%, 4/01/45		2,490	2,344,925
6.25%, 10/02/43		852	903,785
6.75%, 4/01/46		7,041	7,805,336
ZF North America Capital, Inc. 4.75%, 4/29/25(b)		6,470	6,526,185

			17,580,231

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(b)		7,400	7,964,827

Consumer Cyclical - Other – 0.8%
James Hardie International Finance DAC 4.75%, 1/15/25(b)		2,497	2,501,168
5.00%, 1/15/28(b)		2,181	2,126,850
Lennar Corp. 4.50%, 6/15/19		1,690	1,689,728
6.625%, 5/01/20		5,393	5,576,055
MDC Holdings, Inc. 5.50%, 1/15/24		4,397	4,590,710
6.00%, 1/15/43		16,526	14,661,619

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Owens Corning 7.00%, 12/01/36	U.S.$	2,579	$2,932,351
Standard Industries, Inc./NJ 4.75%, 1/15/28(b)		79	75,732
6.00%, 10/15/25(b)		4,709	4,909,133
Toll Brothers Finance Corp. 4.875%, 3/15/27		8,180	8,194,151

			47,257,497

Consumer Non-Cyclical – 0.3%
CVS Health Corp. 4.78%, 3/25/38		14,840	14,449,292
HCA, Inc. 4.25%, 10/15/19		875	879,630
MEDNAX, Inc. 5.25%, 12/01/23(b)		2,768	2,814,840

			18,143,762

Energy – 0.8%
AI Candelaria Spain SLU 7.50%, 12/15/28(b)		6,658	7,024,190
Antero Resources Corp. 5.125%, 12/01/22		3,413	3,426,348
Cenovus Energy, Inc. 3.00%, 8/15/22		495	487,993
3.80%, 9/15/23		280	281,844
6.75%, 11/15/39		373	427,652
Energy Transfer Operating LP 4.25%, 3/15/23		13,508	13,858,060
7.60%, 2/01/24		3,200	3,675,821
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,396,093
5.00%, 10/01/22		971	1,022,261
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,018,470
Kinder Morgan, Inc./DE
Series G 7.75%, 1/15/32		2,969	3,904,983
7.80%, 8/01/31		2,662	3,464,833
Southern Star Central Corp. 5.125%, 7/15/22(b)		2,100	2,120,391
TransCanada PipeLines Ltd. 4.894% (LIBOR 3 Month + 2.21%), 5/15/67(o)		2,500	2,068,730

			49,177,669

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45	U.S.$	4,150	$4,584,181

Technology – 0.7%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)		7,586	8,226,372
8.35%, 7/15/46(b)		2,793	3,433,935
Micron Technology, Inc. 5.50%, 2/01/25		1,367	1,406,769
Seagate HDD Cayman 4.75%, 1/01/25		9,684	9,467,844
4.875%, 6/01/27		9,443	9,072,079
Western Digital Corp. 4.75%, 2/15/26		7,209	6,956,663

			38,563,662

Transportation - Airlines – 0.0%
Northwest Airlines Pass Through Trust Series 2000-1, Class G 7.15%, 10/01/19(e)		73	72,962

			261,177,621

Utility – 0.3%
Electric – 0.3%
Consorcio Transmantaro SA 4.375%, 5/07/23(b)		8,103	8,237,388
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		5,373	5,722,380

			13,959,768

Total Corporates – Investment Grade (cost $623,308,455)			650,028,187

EMERGING MARKETS – SOVEREIGNS – 10.3%
Angola – 0.4%
Angolan Government International Bond 8.25%, 5/09/28(b)		2,200	2,301,750
9.50%, 11/12/25(b)		16,192	18,175,520
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(b)		536	537,340

			21,014,610

Argentina – 0.3%
Argentine Republic Government International Bond 5.875%, 1/11/28		3,928	2,721,888

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 1/26/27-1/11/48	U.S.$	6,233	$4,405,153
7.82%, 12/31/33	EUR	8,048	6,759,145
Series NY 3.75%, 12/31/38	U.S.$	2,920	1,534,642

			15,420,828

Bahamas – 0.2%
Bahamas Government International Bond 6.00%, 11/21/28(b)		8,550	9,060,563

Bahrain – 0.3%
Bahrain Government International Bond 6.75%, 9/20/29(b)		8,215	8,687,363
7.00%, 10/12/28(b)		7,504	8,101,806

			16,789,169

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(b)		7,229	7,733,982

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(j)		6,434	6,408,264

Dominican Republic – 0.7%
Dominican Republic International Bond 5.95%, 1/25/27(b)		9,637	10,142,942
6.85%, 1/27/45(b)		9,000	9,616,500
6.875%, 1/29/26(b)		652	718,830
7.45%, 4/30/44(b)		5,621	6,348,920
8.625%, 4/20/27(b)		12,151	14,231,859

			41,059,051

Ecuador – 0.6%
Ecuador Government International Bond 8.875%, 10/23/27(b)		17,851	18,137,955
10.50%, 3/24/20(b)		9,204	9,602,036
10.75%, 3/28/22-1/31/29(b)		7,439	8,303,797

			36,043,788

Egypt – 0.5%
Egypt Government International Bond 6.125%, 1/31/22(b)		22,826	23,054,260
6.20%, 3/01/24(b)		6,299	6,322,621

			29,376,881

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.3%
El Salvador Government International Bond 5.875%, 1/30/25(b)	U.S.$	2,045	$1,991,319
6.375%, 1/18/27(b)		6,513	6,379,483
7.375%, 12/01/19(b)		1,495	1,509,972
7.625%, 9/21/34(b)		872	897,070
7.65%, 6/15/35(b)		263	272,337
7.75%, 1/24/23(b)		3,494	3,686,170
8.625%, 2/28/29(b)		759	843,249

			15,579,600

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(b)		14,182	13,667,515
6.95%, 6/16/25(b)		5,600	5,432,000

			19,099,515

Ghana – 0.1%
Ghana Government International Bond 10.75%, 10/14/30(b)		2,960	3,655,600

Honduras – 0.3%
Honduras Government International Bond 6.25%, 1/19/27(b)		11,553	12,142,203
7.50%, 3/15/24(b)		4,025	4,393,308
8.75%, 12/16/20(b)		1,870	1,993,887

			18,529,398

Iraq – 0.2%
Iraq International Bond 5.80%, 1/15/28(b)		533	515,677
6.752%, 3/09/23(b)		13,445	13,646,675

			14,162,352

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(b)	EUR	588	674,158
5.75%, 12/31/32(b)	U.S.$	8,190	7,698,835
6.375%, 3/03/28(b)		20,691	20,044,406
6.625%, 3/22/48(b)	EUR	1,429	1,508,548

			29,925,947

Jamaica – 0.3%
Jamaica Government International Bond 6.75%, 4/28/28	U.S.$	5,698	6,372,187
7.625%, 7/09/25		2,302	2,631,658
7.875%, 7/28/45		7,519	9,097,953

			18,101,798

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(b)	U.S.$	4,536	$4,428,270

Kenya – 0.5%
Kenya Government International Bond 5.875%, 6/24/19(b)		3,124	3,116,190
6.875%, 6/24/24(b)		13,375	13,609,062
7.25%, 2/28/28(b)		11,786	11,668,140

			28,393,392

Lebanon – 0.2%
Lebanon Government International Bond 6.65%, 4/22/24(b)		2,476	2,113,885
Series G 6.00%, 5/20/19(b)		3,209	3,188,142
6.20%, 2/26/25(b)		4,774	3,974,355
6.60%, 11/27/26(b)		6,360	5,220,892

			14,497,274

Mongolia – 0.3%
Mongolia Government International Bond 5.125%, 12/05/22(b)		14,564	14,289,833
10.875%, 4/06/21(a)(b)		2,400	2,644,500

			16,934,333

Namibia – 0.1%
Namibia International Bonds 5.25%, 10/29/25(b)		9,000	8,741,250

Nigeria – 0.8%
Nigeria Government International Bond 6.375%, 7/12/23(b)		4,303	4,432,047
6.50%, 11/28/27(b)		2,246	2,212,310
6.75%, 1/28/21(b)		3,327	3,426,810
7.625%, 11/21/25(b)		34,017	36,325,234
7.875%, 2/16/32(b)		2,864	2,957,080

			49,353,481

Oman – 0.5%
Oman Government International Bond 4.125%, 1/17/23(b)		11,935	11,532,194
4.75%, 6/15/26(b)		18,873	17,457,525

			28,989,719

Senegal – 0.4%
Senegal Government International Bond 6.25%, 5/23/33(b)		11,075	10,673,531
6.75%, 3/13/48(b)		11,674	10,756,248
8.75%, 5/13/21(b)		1,137	1,225,118

			22,654,897

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.3%
Republic of South Africa Government International Bond 5.875%, 9/16/25	U.S.$	19,808	$20,872,680

Sri Lanka – 0.4%
Sri Lanka Government International Bond 5.75%, 4/18/23(b)		8,000	7,822,200
6.125%, 6/03/25(b)		2,800	2,688,402
6.20%, 5/11/27(b)		4,509	4,242,946
6.85%, 3/14/24(b)		6,762	6,824,995
7.85%, 3/14/29(b)		4,696	4,827,173

			26,405,716

Turkey – 0.6%
Turkey Government International Bond 4.875%, 10/09/26		9,100	7,751,243
7.25%, 12/23/23		12,520	12,478,246
7.375%, 2/05/25		5,635	5,567,803
7.50%, 11/07/19		7,040	7,075,200

			32,872,492

Ukraine – 0.6%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/24(b)		35,588	34,356,591

Venezuela – 0.2%
Venezuela Government International Bond 7.65%, 4/21/25(d)(f)(j)		6,636	1,841,490
9.00%, 5/07/23(d)(f)(j)		538	152,657
9.25%, 9/15/27(d)(e)(f)		34,020	10,291,050
9.25%, 5/07/28(d)(f)(j)		1,500	423,750

			12,708,947

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(b)		7,993	5,535,153

Total Emerging Markets – Sovereigns (cost $615,685,672)			608,705,541

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.5%
Risk Share Floating Rate – 8.8%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.777% (LIBOR 1 Month + 4.30%), 7/25/25(b)(o)		676	675,694

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(b)(o)	U.S.$	11,207	$11,182,029
Series 2018-3A, Class M2 5.227% (LIBOR 1 Month + 2.75%), 10/25/28(b)(o)		5,635	5,654,715
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.827% (LIBOR 1 Month + 4.35%), 4/25/31(b)(o)		2,685	2,812,615
Series 2019-R01, Class 2M2 4.927% (LIBOR 1 Month + 2.45%), 7/25/31(b)(o)		19,435	19,856,761
Eagle RE Ltd. Series 2018-1, Class M2 5.477% (LIBOR 1 Month + 3.00%), 11/25/28(b)(o)		1,084	1,091,891
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.627% (LIBOR 1 Month + 7.15%), 7/25/23(o)		8,517	9,966,153
Series 2013-DN2, Class M2 6.727% (LIBOR 1 Month + 4.25%), 11/25/23(o)		6,212	6,779,683
Series 2014-DN1, Class M3 6.977% (LIBOR 1 Month + 4.50%), 2/25/24(o)		13,021	14,531,193
Series 2014-DN2, Class M3 6.077% (LIBOR 1 Month + 3.60%), 4/25/24(o)		5,376	5,785,628
Series 2014-DN3, Class M3 6.477% (LIBOR 1 Month + 4.00%), 8/25/24(o)		7,613	8,223,484
Series 2014-DN4, Class M3 7.027% (LIBOR 1 Month + 4.55%), 10/25/24(o)		1,338	1,466,037
Series 2014-HQ2, Class M3 6.227% (LIBOR 1 Month + 3.75%), 9/25/24(o)		2,565	2,839,745
Series 2014-HQ3, Class M3 7.227% (LIBOR 1 Month + 4.75%), 10/25/24(o)		7,419	8,154,189
Series 2015-DN1, Class B 13.977% (LIBOR 1 Month + 11.50%), 1/25/25(o)		16,848	23,774,392

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class B 10.027% (LIBOR 1 Month + 7.55%), 12/25/27(o)	U.S.$	16,160	$19,578,527
Series 2015-DNA3, Class B 11.827% (LIBOR 1 Month + 9.35%), 4/25/28(o)		7,546	9,878,620
Series 2015-HQ1, Class M3 6.277% (LIBOR 1 Month + 3.80%), 3/25/25(o)		3,250	3,426,680
Series 2015-HQ2, Class B 10.427% (LIBOR 1 Month + 7.95%), 5/25/25(o)		292	357,023
Series 2015-HQA1, Class B 11.277% (LIBOR 1 Month + 8.80%), 3/25/28(o)		9,116	11,255,614
Series 2015-HQA1, Class M3 7.177% (LIBOR 1 Month + 4.70%), 3/25/28(o)		8,335	9,345,903
Series 2015-HQA2, Class B 12.977% (LIBOR 1 Month + 10.50%), 5/25/28(o)		6,982	9,284,146
Series 2016-DNA1, Class M3 8.036% (LIBOR 1 Month + 5.55%), 7/25/28(o)		4,225	4,940,437
Series 2016-DNA2, Class B 12.977% (LIBOR 1 Month + 10.50%), 10/25/28(o)		5,050	6,875,352
Series 2016-DNA2, Class M3 7.127% (LIBOR 1 Month + 4.65%), 10/25/28(o)		3,862	4,298,275
Series 2016-DNA3, Class B 13.727% (LIBOR 1 Month + 11.25%), 12/25/28(o)		3,855	5,262,439
Series 2016-DNA4, Class B 11.077% (LIBOR 1 Month + 8.60%), 3/25/29(o)		1,833	2,234,031
Series 2016-HQA1, Class B 15.227% (LIBOR 1 Month + 12.75%), 9/25/28(o)		2,991	4,206,037
Series 2016-HQA1, Class M3 8.827% (LIBOR 1 Month + 6.35%), 9/25/28(o)		11,066	13,142,489
Series 2016-HQA2, Class B 13.977% (LIBOR 1 Month + 11.50%), 11/25/28(o)		2,951	3,909,145

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-HQA2, Class M2 5.127% (LIBOR 1 Month + 2.65%), 12/25/29(o)	U.S.$	5,270	$5,447,221
Series 2018-DNA1, Class M2 4.277% (LIBOR 1 Month + 1.80%), 7/25/30(o)		6,805	6,704,685
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 6.777% (LIBOR 1 Month + 4.30%), 2/25/25(o)		13,785	14,972,597
Series 2015-C01, Class 2M2 7.027% (LIBOR 1 Month + 4.55%), 2/25/25(o)		3,197	3,436,794
Series 2015-C02, Class 1M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(o)		3,731	4,017,353
Series 2015-C02, Class 2M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(o)		11,721	12,483,183
Series 2015-C03, Class 1M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(o)		13,926	15,471,547
Series 2015-C03, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(o)		9,688	10,658,383
Series 2015-C04, Class 1M2 8.177% (LIBOR 1 Month + 5.70%), 4/25/28(o)		10,136	11,537,709
Series 2015-C04, Class 2M2 8.027% (LIBOR 1 Month + 5.55%), 4/25/28(o)		5,053	5,634,439
Series 2016-C01, Class 1B 14.227% (LIBOR 1 Month + 11.75%), 8/25/28(o)		4,047	5,776,590
Series 2016-C01, Class 1M2 9.227% (LIBOR 1 Month + 6.75%), 8/25/28(o)		11,583	13,434,976
Series 2016-C02, Class 1B 14.727% (LIBOR 1 Month + 12.25%), 9/25/28(o)		2,891	4,209,711
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(o)		22,517	25,594,566
Series 2016-C03, Class 1B 14.227% (LIBOR 1 Month + 11.75%), 10/25/28(o)		7,136	10,047,989

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 2M2 8.377% (LIBOR 1 Month + 5.90%), 10/25/28(o)	U.S.$	21,335	$24,091,190
Series 2016-C04, Class 1B 12.727% (LIBOR 1 Month + 10.25%), 1/25/29(o)		10,761	14,491,455
Series 2016-C05, Class 2B 13.227% (LIBOR 1 Month + 10.75%), 1/25/29(o)		11,297	14,818,787
Series 2016-C05, Class 2M2 6.927% (LIBOR 1 Month + 4.45%), 1/25/29(o)		15,479	16,830,326
Series 2016-C06, Class 1B 11.727% (LIBOR 1 Month + 9.25%), 4/25/29(o)		8,519	10,752,144
Series 2016-C07, Class 2B 11.977% (LIBOR 1 Month + 9.50%), 5/25/29(o)		10,038	12,590,698
Series 2016-C07, Class 2M2 6.827% (LIBOR 1 Month + 4.35%), 5/25/29(o)		4,949	5,377,279
Series 2018-C01, Class 1B1 6.027% (LIBOR 1 Month + 3.55%), 7/25/30(o)		5,759	5,830,238
Series 2018-C01, Class 1M2 4.727% (LIBOR 1 Month + 2.25%), 7/25/30(o)		11,003	11,106,056
Home Re Ltd. Series 2018-1, Class M2 5.477% (LIBOR 1 Month + 3.00%), 10/25/28(b)(o)		6,040	6,135,546
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.977% (LIBOR 1 Month + 5.50%), 10/25/25(j)(o)		7,744	8,696,890
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.727% (LIBOR 1 Month + 5.25%), 11/25/25(j)(o)		5,237	5,899,298
Series 2015-WF1, Class 2M2 7.977% (LIBOR 1 Month + 5.50%), 11/25/25(j)(o)		3,276	3,764,744

			520,601,321

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.6%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36	U.S.$	3,098	$2,547,419
Series 2006-24CB, Class A16 5.75%, 8/01/36		592	487,049
Series 2006-26CB, Class A6 6.25%, 9/25/36		256	199,995
Series 2006-26CB, Class A8 6.25%, 9/25/36		967	755,759
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,266	1,037,112
Series 2006-HY12, Class A5 3.881%, 8/25/36		5,317	5,482,345
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,382	1,239,448
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,126	950,735
Series 2007-15CB, Class A19 5.75%, 7/25/37		601	506,037
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		711	694,972
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.301%, 5/25/47		836	779,002
Series 2007-4, Class 22A1 3.921%, 6/25/47		3,212	2,964,122
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(b)		4,623	3,570,157
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		629	367,020
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.641%, 3/25/37		623	611,277
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,153	1,117,834
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.018%, 9/25/47		836	782,184
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(b)		649	502,105

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36	U.S.$	1,364	$1,102,414
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 4.177%, 6/25/36		771	707,461
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,107	879,715
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.813%, 9/25/35		2,375	2,071,506
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,855	1,756,165
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		745	605,362
Series 2007-A1, Class A8 6.00%, 3/25/37		1,027	602,986
Series 2007-A5, Class 2A3 6.00%, 5/25/37		331	280,358
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.715%, 10/25/36		1,938	897,017
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.78%, 12/28/37		3,457	3,409,443

			36,906,999

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 3.077% (LIBOR 1 Month + 0.60%), 4/25/37(o)		2,705	1,178,945
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 3.077% (LIBOR 1 Month + 0.60%), 8/25/37(o)		547	360,538
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.727% (LIBOR 1 Month + 0.25%), 4/25/37(o)		1,366	701,944

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman Mortgage Trust Series 2007-1, Class 3A1 2.727% (LIBOR 1 Month + 0.25%), 2/25/37(o)	U.S.$	2,863	$597,436
Series 2007-1, Class 3A2 4.773% (7.25%-LIBOR 1 Month), 2/25/37(o)(p)		2,863	725,919
Lehman XS Trust Series 2007-16N, Class 2A2 3.327% (LIBOR 1 Month + 0.85%), 9/25/47(o)		783	762,151
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 2.637% (LIBOR 1 Month + 0.16%), 2/25/37(o)		847	705,331
Series 2007-2, Class 1A3 2.807% (LIBOR 1 Month + 0.33%), 5/25/37(o)		846	795,709
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 3.945% (12MTA + 1.50%), 8/25/47(o)		2,067	1,951,855

			7,779,828

Total Collateralized Mortgage Obligations (cost $501,735,279)			565,288,148

GOVERNMENTS – TREASURIES – 9.1%
Colombia – 0.5%
Colombian TES Series B 7.00%, 5/04/22	COP	11,183,200	3,608,439
10.00%, 7/24/24		79,950,000	29,078,235

			32,686,674

Indonesia – 2.9%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	146,831,000	10,630,771
Series FR70 8.375%, 3/15/24		88,097,000	6,442,808
Series FR77 8.125%, 5/15/24		1,672,055,000	121,150,652
Series FR78 8.25%, 5/15/29		449,822,000	32,503,506

			170,727,737

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	77,463	$18,842,591

Mexico – 0.6%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	668,811	33,877,491

Russia – 0.9%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	254,534	3,922,791
Series 6212 7.05%, 1/19/28		1,270,000	18,599,331
Series 6217 7.50%, 8/18/21		1,919,448	29,645,406

			52,167,528

United States – 3.8%
U.S. Treasury Bonds 6.125%, 11/15/27(q)(r)(s)	U.S.$	98,000	125,378,750
6.125%, 8/15/29		10,000	13,259,375
6.25%, 5/15/30		1,350	1,830,094
8.00%, 11/15/21(q)		9,500	10,828,516
8.75%, 8/15/20(a)		17,860	19,294,381
U.S. Treasury Notes 3.125%, 11/15/28(q)(r)		50,000	52,625,000

			223,216,116

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(b)	UYU	176,233	4,302,091
9.875%, 6/20/22(b)		138,362	3,933,214

			8,235,305

Total Governments – Treasuries (cost $546,655,773)			539,753,442

EMERGING MARKETS – TREASURIES – 5.2%
Argentina – 0.2%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	55,682	907,990
16.00%, 10/17/23		68,384	1,130,182
18.20%, 10/03/21		474,174	7,750,573

			9,788,745

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 3.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/23	BRL	678,000	$180,683,667

Dominican Republic – 0.1%
Dominican Republic International Bond 12.00%, 1/20/22(b)	DOP	347,740	7,317,001
15.95%, 6/04/21(b)		52,700	1,173,017

			8,490,018

South Africa – 1.7%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	133,000	9,310,229
Series R186 10.50%, 12/21/26		1,158,556	89,755,695

			99,065,924

Turkey – 0.2%
Turkey Government Bond 11.10%, 5/15/19	TRY	60,657	10,082,727

Total Emerging Markets – Treasuries (cost $344,230,485)			308,111,081

BANK LOANS – 5.1%
Industrial – 5.0%
Basic – 0.1%
Foresight Energy LLC 8.379% (LIBOR 3 Month + 5.75%), 3/28/22(t)	U.S.$	3,748	3,511,867
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.729% (LIBOR 1 Month + 3.25%), 10/01/25(t)		3,000	2,986,890

			6,498,757

Capital Goods – 0.7%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.483% (LIBOR 1 Month + 3.00%), 8/18/24(t)		5,108	5,104,165
Apex Tool Group, LLC 6.233% (LIBOR 1 Month + 3.75%), 2/01/22(t)		16,610	16,451,346

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.983% (LIBOR 1 Month + 3.50%), 8/01/25(t)	U.S.$	8,747	$8,794,360
9.233% (LIBOR 1 Month + 6.75%), 8/03/26(c)(t)		2,009	2,036,189
Gardner Denver, Inc. 5.233% (LIBOR 1 Month + 2.75%), 7/30/24(t)		3,281	3,285,733
Transdigm Inc. 4.983% (LIBOR 1 Month + 2.50%), 6/09/23(t)		2,299	2,289,953
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.983% (LIBOR 1 Month + 2.50%), 10/23/25(c)(t)		560	558,369

			38,520,115

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		933	939,137
6.979% (LIBOR 1 Month + 4.50%), 1/02/24(t)		556	559,231
West Corporation 6.629% (LIBOR 3 Month + 4.00%), 10/10/24(t)		8,389	8,107,371

			9,605,739

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 5.99% (LIBOR 1 Month + 3.50%), 11/06/24(t)		2,696	2,694,956
Panther BF Aggregator 2 L P 3/18/26(c)(u)		2,950	2,959,234

			5,654,190

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.483% (LIBOR 1 Month + 3.00%), 4/01/24(t)		4,845	4,823,871

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.233% (LIBOR 1 Month + 2.75%), 12/23/24(t)		10,515	10,543,419

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scientific Games International, Inc. 5.233% (LIBOR 1 Month + 2.75%), 8/14/24(t)	U.S.$	4,911	$4,895,695
Stars Group Holdings B.V. 6.101% (LIBOR 3 Month + 3.50%), 7/10/25(t)		1,989	1,997,265

			17,436,379

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.723% (LIBOR 1 Month + 3.25%), 2/05/25(t)		1,840	1,834,675

Consumer Cyclical - Retailers – 0.2%
Serta Simmons Bedding, LLC 10.473% (LIBOR 1 Month + 8.00%), 11/08/24(t)		15,106	6,369,659
Specialty Building Products Holdings, LLC 8.233% (LIBOR 1 Month + 5.75%), 10/01/25(c)(t)		7,474	7,328,884

			13,698,543

Consumer Non-Cyclical – 1.5%
Acadia Healthcare Company, Inc. 4.983% (LIBOR 1 Month + 2.50%), 2/16/23(t)		2,448	2,440,048
Air Medical Group Holdings, Inc. 5.723% (LIBOR 1 Month + 3.25%), 4/28/22(t)		13,306	12,963,434
6.727% (LIBOR 1 Month + 4.25%), 3/14/25(t)		5,342	5,244,804
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.233% (LIBOR 1 Month + 7.75%), 9/26/25(t)		15,487	12,699,067
Arbor Pharmaceuticals, LLC 7.601% (LIBOR 3 Month + 5.00%), 7/05/23(c)(t)		6,805	6,090,676
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(t)		14,471	14,537,186
BI-LO, LLC 10.588% (LIBOR 3 Month + 8.00%), 5/31/24(t)		7,166	6,920,660

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.607% (LIBOR 3 Month + 8.00%), 5/31/24(t)	U.S.$	6,886	$6,651,024
10.739% (LIBOR 3 Month + 8.00%), 5/31/24(t)		7,219	6,972,409
Mallinckrodt International Finance S.A. 5.351% (LIBOR 3 Month + 2.75%), 9/24/24(t)		5,161	4,620,037
Owens & Minor, Inc. 7.002% (LIBOR 1 Month + 4.50%), 4/30/25(t)		3,660	2,882,112
Regionalcare Hospital Partners Holdings, Inc. 6.987% (LIBOR 1 Month + 4.50%), 11/16/25(t)		6,761	6,788,843
Vizient, Inc. 5.233% (LIBOR 1 Month + 2.75%), 2/13/23(t)		850	848,873

			89,659,173

Energy – 0.5%
California Resources Corporation 12.854% (LIBOR 1 Month + 10.38%), 12/31/21(t)		12,618	12,956,720
Triton Solar US Acquisition Co. 8.483% (LIBOR 1 Month + 6.00%), 10/29/24(c)(t)		14,610	13,624,117

			26,580,837

Other Industrial – 0.2%
American Tire Distributors, Inc. 8.663% (LIBOR 3 Month + 6.00%), 9/01/23(c)(e)(t)		1,711	1,702,607
10.129% (LIBOR 3 Month + 7.50%), 9/02/24(c)(e)(t)		5,169	4,833,399
HD Supply Waterworks, LTD. 5.626% (LIBOR 3 Month + 3.00%), 8/01/24(t)		1,486	1,487,124
Travelport Finance (Luxembourg) SARL 5.184% (LIBOR 3 Month + 2.50%), 3/17/25(t)		5,903	5,895,733

			13,918,863

Services – 0.7%
Pi Lux Finco SARL 9.749% (LIBOR 1 Month + 7.25%), 1/01/26(c)(t)		21,800	21,500,250

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 6.233% (LIBOR 1 Month + 3.75%), 10/01/25(t)	U.S.$	9,421	$9,315,397
Team Health Holdings, Inc. 5.233% (LIBOR 1 Month + 2.75%), 2/06/24(c)(t)		4,970	4,653,163
Verscend Holding Corp. 6.983% (LIBOR 1 Month + 4.50%), 8/27/25(c)(t)		7,941	7,980,521

			43,449,331

Technology – 0.4%
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.851% (LIBOR 3 Month + 4.25%), 10/02/25(t)(u)		8,993	8,933,668
Solera, LLC (Solera Finance, Inc.) 5.233% (LIBOR 1 Month + 2.75%), 3/03/23(t)		13,653	13,662,443
Veritas US Inc. 6.983% (LIBOR 1 Month + 4.50%), 1/27/23(t)		2,873	2,688,986
7.101% (LIBOR 3 Month + 4.50%), 1/27/23(t)		806	754,137

			26,039,234

			297,719,707

Financial Institutions – 0.1%
Finance – 0.1%
Ellie Mae, Inc. 4/17/26(u)		4,870	4,891,183

Total Bank Loans (cost $314,599,029)			302,610,890

EMERGING MARKETS – CORPORATE BONDS – 4.4%
Industrial – 3.7%
Basic – 0.9%
Consolidated Energy Finance SA 6.875%, 6/15/25(b)		8,033	8,310,179
CSN Resources SA 6.50%, 7/21/20(a)(b)		4,089	4,140,112
7.625%, 2/13/23(b)		4,640	4,753,601
First Quantum Minerals Ltd. 6.875%, 3/01/26(b)		6,222	5,834,519
7.00%, 2/15/21(b)		365	371,561

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.25%, 5/15/22(a)(b)	U.S.$	9,537	$9,639,008
7.25%, 4/01/23(b)		5,000	4,943,830
Vedanta Resources Finance II PLC 8.00%, 4/23/23(b)		3,386	3,397,969
9.25%, 4/23/26(b)		1,140	1,145,559
Vedanta Resources Ltd. 6.375%, 7/30/22(b)		9,505	9,282,821

			51,819,159

Capital Goods – 0.2%
CIMPOR Financial Operations BV 5.75%, 7/17/24(b)		5,976	5,229,000
Odebrecht Finance Ltd. 4.375%, 4/25/25(b)(d)(f)		537	87,695
5.25%, 6/27/29(b)(d)(f)		9,173	1,467,680
7.125%, 6/26/42(b)(d)(f)		17,280	2,767,133

			9,551,508

Communications - Telecommunications – 0.5%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(b)		3,473	3,593,426
Digicel Group One Ltd. 8.25%, 12/30/22(b)		7,246	4,758,491
Digicel Group Two Ltd. 8.25%, 9/30/22(b)		7,887	3,092,414
9.125% (7.125% Cash and 2.00% PIK), 4/01/24(b)(h)		1,139	351,606
Digicel Ltd. 6.00%, 4/15/21(b)		3,750	3,292,500
Millicom International Cellular SA 5.125%, 1/15/28(b)		1,588	1,558,346
6.00%, 3/15/25(b)		2,963	3,077,816
6.25%, 3/25/29(b)		4,229	4,369,631
6.625%, 10/15/26(b)		1,990	2,129,919
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(b)		5,701	5,864,904

			32,089,053

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(b)		2,594	2,587,710
Studio City Co., Ltd. 5.875%, 11/30/19(b)		5,102	5,140,265
Wynn Macau Ltd. 4.875%, 10/01/24(b)		1,845	1,824,260
5.50%, 10/01/27(b)		1,100	1,078,586

			10,630,821

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(c)(h)(j)	U.S.$	5,065	$38,274
K2016470260 South Africa Ltd. 25.00%, 12/31/22(c)(h)(j)		1,728	34,220
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(b)		4,200	4,049,850

			4,122,344

Consumer Non-Cyclical – 0.8%
BRF GmbH 4.35%, 9/29/26(b)		1,220	1,117,011
Central American Bottling Corp. 5.75%, 1/31/27(b)		3,259	3,355,548
Cosan Ltd. 5.95%, 9/20/24(b)		2,144	2,198,226
MARB BondCo PLC 6.875%, 1/19/25(b)		9,461	9,440,564
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		4,150	4,311,850
Minerva Luxembourg SA 6.50%, 9/20/26(b)		11,309	11,107,022
Natura Cosmeticos SA 5.375%, 2/01/23(b)		1,622	1,636,785
Rede D’or Finance SARL 4.95%, 1/17/28(b)		2,562	2,409,594
Tonon Luxembourg SA 9.25%, 1/24/20(c)(d)(f)(h)(j)		6,378	141,023
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(b)		8,936	8,556,220
USJ Acucar e Alcool SA 9.875%, 11/09/21(b)		1,685	970,948
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(f)(i)(j)		13,674	455,795
10.875%, 1/13/20(d)(f)(j)		2,500	687,500
11.75%, 2/09/22(d)(f)(j)		13,613	340,325

			46,728,411

Energy – 0.7%
Azure Power Energy Ltd. 5.50%, 11/03/22(b)		6,780	6,712,702
Cosan Luxembourg SA 7.00%, 1/20/27(b)		209	220,946
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(b)		4,208	4,092,280
Mongolian Mining Corp./Energy Resources LLC 9.25%, 4/15/24(b)		3,890	3,928,900

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petrobras Global Finance BV 6.25%, 3/17/24	U.S.$	12,258	$13,198,801
7.375%, 1/17/27		4,123	4,590,795
8.75%, 5/23/26		3,286	3,939,257
ReNew Power Synthetic 6.67%, 3/12/24(b)		4,342	4,338,410
YPF SA 16.50%, 5/09/22(b)	ARS	130,377	1,893,456

			42,915,547

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(b)	U.S.$	5,872	5,700,215

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		1,954	1,968,885
Latam Finance Ltd. 7.00%, 3/01/26(b)		6,000	6,143,094

			8,111,979

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(b)		5,242	5,595,573

			217,264,610

Financial Institutions – 0.5%
Banking – 0.2%
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(b)		1,517	1,420,291
5.75%, 1/30/23(b)		4,726	4,177,076
6.875%, 2/03/25(b)		1,371	1,213,335
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(b)		895	891,353
8.25%, 10/15/24(b)		6,646	6,354,380

			14,056,435

Finance – 0.1%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(b)		4,281	4,054,535

Insurance – 0.0%
Ambac LSNI LLC 7.592% (LIBOR 3 Month + 5.00%), 2/12/23(b)(c)(o)		94	95,378

REITS – 0.2%
China Evergrande Group 8.25%, 3/23/22(b)		3,000	2,882,475

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Metro Global Ltd. 7.125%, 5/23/21(b)	U.S.$	4,500	$4,573,125
Scenery Journey Ltd. 11.00%, 11/06/20(b)		2,700	2,804,625
Yuzhou Properties Co., Ltd. 7.90%, 5/11/21(b)		1,890	1,942,627

			12,202,852

			30,409,200

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust II 6.75%, 3/28/23(b)		1,220	1,177,300
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(b)		1,975	2,172,500
Genneia SA 8.75%, 1/20/22(b)		5,529	4,351,544
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(b)		2,942	2,986,130
Terraform Global Operating LLC 6.125%, 3/01/26(j)		2,074	2,071,961

			12,759,435

Total Emerging Markets – Corporate Bonds (cost $326,421,626)			260,433,245

		Shares
COMMON STOCKS – 2.4%
Energy – 1.1%
Energy Equipment & Services – 0.6%
Tervita Corp.(f)		7,290,891	34,884,386

Oil, Gas & Consumable Fuels – 0.5%
Berry Petroleum Corp.		1,191,657	13,537,223
CHC Group LLC(f)(k)		255,317	25,532
Golden Energy Offshore Services AS(e)(f)		3,360,247	2,492,693
Halcon Resources Corp.(f)		58,572	76,144
K201640219 (South Africa) Ltd. A Shares(c)(e)(f)(g)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(c)(e)(f)(g)		10,275,684	10
Paragon Offshore Ltd. – Class A(c)(e)(f)		62,040	46,530
Paragon Offshore Ltd. – Class B(c)(e)(f)		93,060	3,164,040
Peabody Energy Corp.		78,983	2,272,341

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Roan Resources, Inc.(f)	3,238	$18,359
Vantage Drilling International(c)(e)(f)	30,215	7,780,362

		29,413,299

		64,297,685

Financials – 0.6%
Consumer Finance – 0.0%
Paysafe Group Ltd.(c)(e)(f)(g)	17,342	1,188,101

Insurance – 0.6%
Mt. Logan Re Ltd. (Preference Shares)(c)(f)(k)	12,695	12,217,344
Mt. Logan Re Ltd. (Preference Shares) (Series 4)(c)(f)(k)	25,000	24,525,405

		36,742,749

		37,930,850

Consumer Discretionary – 0.2%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(e)(f)	161,762	5,176,384
Exide Technologies(c)(f)(g)(k)	332,502	– 0	–

		5,176,384

Automobiles – 0.0%
Liberty Tire Recycling LLC(c)(e)(f)(g)	12,278	1,870,036

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(f)	187,440	2,950,306

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(f)	69,118	646,945

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	90,649	1,421,376

		12,065,047

Information Technology – 0.2%
Software – 0.2%
Avaya Holdings Corp.(f)	501,231	9,563,487

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc. Npv(c)(e)(f)(g)	252,989	9,360,593

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(e)(f)(g)	5,004,988	195,195

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Constellium NV – Class A(f)		468,424	$4,375,080
Neenah Enterprises, Inc.(c)(e)(f)(g)		49,578	216,656

			4,786,931

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(e)(f)(g)		14	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.(f)		109,384	1,473,402

			1,473,402

Total Common Stocks (cost $181,458,193)			139,477,995

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.2%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(b)(c)	U.S.$	5,344	5,470,323
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.912%, 4/10/28(b)(c)		1,820	1,832,318
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.541%, 4/10/46(v)		7,265	330,745
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.041%, 5/15/45(v)		19,200	904,924
Series 2012-CR3, Class XA 2.026%, 10/15/45(v)		46,300	2,447,640
Series 2012-CR5, Class XA 1.688%, 12/10/45(v)		9,406	433,448
Series 2013-LC6, Class XA 1.496%, 1/10/46(v)		42,112	1,730,561
Series 2014-CR15, Class XA 1.097%, 2/10/47(v)		8,761	312,482
Series 2014-CR20, Class XA 1.261%, 11/10/47(v)		51,987	2,201,471
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.714%, 7/10/44(b)(c)		2,500	2,599,254

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.661%, 2/10/46(v)	U.S.$	4,267	$201,996
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.557%, 8/10/44(b)(c)		7,937	8,095,328
Series 2013-GC13, Class D 4.218%, 7/10/46(b)(c)		1,500	1,434,167
Series 2014-GC18, Class D 5.157%, 1/10/47(b)(c)		2,261	1,930,727
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.191%, 6/15/45(b)(c)		5,000	5,023,585
Series 2012-CBX, Class E 5.191%, 6/15/45(b)(c)		6,521	6,186,351
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.816%, 11/15/48(c)		5,050	5,204,325
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.772%, 11/15/45(b)(v)		26,927	1,207,430
Series 2014-C19, Class D 3.25%, 12/15/47(b)(c)		4,130	3,779,521
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.785%, 12/10/45(b)(v)		3,272	151,176
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.397%, 6/15/44(b)(c)		2,576	2,584,596
Series 2012-C6, Class D 5.768%, 4/15/45(b)(c)		3,450	3,587,582
Series 2012-C7, Class XA 1.535%, 6/15/45(b)(v)		6,889	224,615
Series 2012-C8, Class E 5.055%, 8/15/45(b)(c)		6,905	6,846,350
Series 2014-C20, Class D 3.986%, 5/15/47(b)(c)		3,701	2,917,446
Series 2014-C21, Class D 3.497%, 8/15/47(b)(c)		4,786	3,906,029

			71,544,390

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.2%
CLNS Trust Series 2017-IKPR, Class F 6.984% (LIBOR 1 Month + 4.50%), 6/11/32(b)(c)(o)	U.S.$	7,273	$7,309,471
DBWF Mortgage Trust Series 2018-GLKS, Class E 5.506% (LIBOR 1 Month + 3.02%), 11/19/35(b)(c)(o)		4,707	4,720,024
Morgan Stanley Capital I, Inc. Series 2019-BPR, Class E 7.25% (LIBOR 1 Month + 4.75%), 5/15/36(b)(c)(o)		1,702	1,702,000

			13,731,495

Total Commercial Mortgage-Backed Securities (cost $83,236,138)			85,275,885

ASSET-BACKED SECURITIES – 1.0%
Other ABS - Fixed Rate – 0.8%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 8.49%, 6/15/43(b)(c)		5,357	5,386,110
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.31%, 5/15/43(c)(j)		5,703	5,762,969
Series 2018-12, Class PT 8.90%, 6/15/43(b)(c)		3,958	3,988,307
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.42%, 3/16/43(c)(j)		1,400	1,416,529
Marlette Funding Trust Series 2019-1A, Class C 4.42%, 4/16/29(b)(c)		3,044	3,076,739
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(c)(g)(j)		8,617	2,342,907
Series 2016-5, Class R Zero Coupon, 9/25/28(c)(g)(j)		73	1,267,785
Series 2017-2, Class R Zero Coupon, 2/25/26(c)(g)(j)		45	1,310,079

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-3, Class R Zero Coupon, 5/25/26(c)(g)(j)	U.S.$	56	$2,842,560
Series 2017-5, Class R1 Zero Coupon, 9/25/26(c)(g)(j)		80	3,978,032
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(c)(g)(j)		114	8,220,685
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(b)(c)		4,668	4,850,582

			44,443,284

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(c)		837	449,304
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(c)		2,108	2,095,876
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(c)		1,401	1,207,427
Series 2006-6, Class AF4 4.59%, 3/25/36(c)		3,700	1,804,743
Series 2006-6, Class AF5 6.241%, 3/25/36(c)		2,994	1,460,084
Series 2006-10, Class AF3 5.985%, 6/25/36(c)		1,477	667,528
Lehman XS Trust Series 2007-6, Class 3A5 4.736%, 5/25/37(c)		204	200,183

			7,885,145

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 5/15/26(b)		6,065	6,096,420
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 6/15/26(b)		791	800,322

			6,896,742

Total Asset-Backed Securities (cost $76,764,444)			59,225,171

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.6%
Funds and Investment Trusts – 0.6%
iShares JP Morgan USD Emerging Markets Bond ETF(w) (cost $37,132,556)		340,000	$37,332,000

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The)
7.625%, 11/07/24(b)	U.S.$	2,974	3,233,972
8.375%, 11/07/28(b)		7,879	8,881,642

			12,115,614

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/23(b)		1,270	1,362,005

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 4/24/30(b)		3,930	4,202,907

Mexico – 0.0%
Petroleos Mexicanos 6.50%, 1/23/29		1,952	1,949,980

South Africa – 0.2%
Eskom Holdings SOC Ltd. 5.75%, 1/26/21(b)		8,695	8,618,919

Turkey – 0.0%
TC Ziraat Bankasi AS 4.25%, 7/03/19(b)		1,429	1,421,998

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/26(d)(f)(j)		5,000	1,050,000

Total Quasi-Sovereigns (cost $31,773,041)			30,721,423

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
GMAC Capital Trust I Series 2 8.469%		51,850	1,363,655

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Paysafe Holdings UK Ltd. 0.00%(c)(e)(f)(g)		4,967,032	$4,967,032

			6,330,687

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		102,401	2,831,388

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		64,000	1,591,680

			10,753,755

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)		6,280	6,625,400

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		54,000	1,317,600

Total Preferred Stocks (cost $18,138,859)			18,696,755

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(b)	COP	14,562,910	4,380,246
Fideicomiso PA Costera 6.25%, 1/15/34(b)		7,580,000	2,409,724
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(j)		36,247,335	11,902,511

Total Inflation-Linked Securities (cost $17,907,527)			18,692,481

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.3%
Argentina – 0.3%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)	U.S.$	8,149	$8,067,510
7.875%, 6/15/27(b)		5,633	3,731,271
9.125%, 3/16/24(b)		1,500	1,121,250
50.198% (BADLAR + 3.83%), 5/31/22(o)	ARS	200,200	3,615,942
Provincia de Cordoba 7.45%, 9/01/24(b)	U.S.$	1,992	1,418,513

Total Local Governments – Regional Bonds (cost $28,021,971)			17,954,486

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/40		1,200	1,870,980
7.625%, 3/01/40		1,250	1,902,625
7.95%, 3/01/36		2,235	2,329,027
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,652,798

Total Local Governments – US Municipal Bonds (cost $8,850,224)			10,755,430

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.884% (LIBOR 3 Month + 5.20%), 5/15/31(b)(c)(o)		1,741	1,585,663
Dryden Senior Loan Fund Series 2017-49A, Class E 8.901% (LIBOR 3 Month + 6.30%), 7/18/30(b)(c)(o)		2,424	2,358,684

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM Ltd. Series 2018-22A, Class D 7.888% (LIBOR 3 Month + 5.30%), 1/17/31(b)(c)(o)	U.S.$	968	$889,319

Total Collateralized Loan Obligations (cost $5,109,753)			4,833,666

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(e)(g)		6,480	1,762,540
Sheridan Consumer Finance Trust 10.86%, 3/01/21(c)(e)(g)		432	431,754

Total Whole Loan Trusts (cost $6,911,907)			2,194,294

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(f)		385,763	1,350,171
Encore Automotive Acceptance, expiring 7/05/31(c)(e)(f)(g)		44	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(e)(f)(g)		189,795	– 0	–
Liberty Tire Recycling LLC, expiring 6/26/19(c)(e)(f)(g)		616	8,059
Midstates Petroleum Co., Inc., expiring 4/21/20(e)(f)		259,925	38,989
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(f)		302,868	9,086
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(f)		130,363	16,947
Willscot Corp., expiring 11/29/22(c)(e)(f)(g)		169,364	582,612

Total Warrants (cost $5,299,604)			2,005,864

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PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 185,975,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(f) (premiums paid $1,999,115)	AUD	185,975,000	$645,289

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(c)(f) (cost $0)		45,881	34,181

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.4%
Emerging Markets – Treasuries – 1.9%
Brazil – 1.9%
Brazil Letras do Tesouro Nacional Zero Coupon, 10/01/19 (cost $121,528,355)	BRL	465,536	115,450,896

		Shares
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(w)(x)(y) (cost $110,468,857)		110,468,857	110,468,857

		Principal Amount (000)
Governments – Treasuries – 0.4%
Egypt – 0.4%
Egypt Treasury Bills Zero Coupon, 7/09/19	EGP	106,975	6,031,097
Series 273D Zero Coupon, 7/02/19		91,000	5,147,198
Series 364D Zero Coupon, 10/29/19		177,575	9,501,555

Total Governments – Treasuries (cost $20,613,851)			20,679,850

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.2%
BBH, Grand Cayman 0.37%, 5/01/19	GBP	111		$144,887
0.84%, 5/01/19	CAD	0	**	1
0.89%, 5/02/19	SGD	0	**	1
BNP Paribas, Paris (0.58)%, 5/02/19	EUR	450		504,339
JPMorgan Chase, New York 1.80%, 5/01/19	U.S.$	10,286		10,285,676

Total Time Deposits (cost $10,934,756)				10,934,904

Total Short-Term Investments (cost $263,545,819)				257,534,507

Total Investments – 100.7% (cost $6,154,076,368)				5,968,108,808
Other assets less liabilities – (0.7)%				(41,794,453)

Net Assets – 100.0%				$5,926,314,355

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,485	June 2019	$316,316,601	$1,195,115
U.S. T-Note 10 Yr (CBT) Futures	3,428	June 2019	423,947,188	3,711,592

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	12	June 2019	1,387,688	(12,375)

				$4,894,332

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	IDR	150,144,057	USD	10,595	5/09/19	$32,481
Australia and New Zealand Banking Group Ltd.	USD	6,957	NZD	10,405	6/26/19	(114)
Bank of America, NA	GBP	25,917	USD	33,849	6/14/19	(27,584)
Bank of America, NA	ZAR	408,546	USD	28,989	6/28/19	624,686
Bank of America, NA	USD	2,274	EUR	2,000	7/10/19	(17,294)
Barclays Bank PLC	IDR	113,427,904	USD	7,860	5/09/19	(119,673)

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	5,758	USD	187	6/10/19	$360
Barclays Bank PLC	AUD	43,518	USD	30,898	6/28/19	177,443
BNP Paribas SA	CAD	118,519	USD	88,933	5/09/19	449,495
BNP Paribas SA	CAD	45,814	USD	34,196	5/09/19	(7,455)
BNP Paribas SA	USD	29,768	CAD	39,674	5/09/19	(148,279)
BNP Paribas SA	MXN	558,432	USD	28,984	6/13/19	(268,501)
BNP Paribas SA	PLN	39,220	USD	10,312	7/11/19	26,117
Citibank, NA	BRL	474,720	USD	122,335	5/03/19	1,277,703
Citibank, NA	USD	120,325	BRL	474,720	5/03/19	731,595
Citibank, NA	IDR	1,293,052,771	USD	90,373	5/09/19	(590,619)
Citibank, NA	USD	6,221	TRY	36,054	5/15/19	(227,735)
Citibank, NA	RUB	2,431,415	USD	36,644	5/16/19	(902,139)
Citibank, NA	USD	3,976	TRY	23,137	5/23/19	(151,187)
Citibank, NA	USD	47,228	CNH	317,203	6/12/19	(137,977)
Citibank, NA	MXN	86,629	USD	4,510	6/13/19	(27,875)
Citibank, NA	AUD	59,570	USD	42,650	6/24/19	601,835
Citibank, NA	EUR	274,877	USD	312,049	7/10/19	1,852,988
Citibank, NA	USD	29,742	INR	2,086,789	7/16/19	(106,016)
Citibank, NA	USD	16,372	INR	1,156,832	7/16/19	56,917
Credit Suisse International	EUR	4,964	TRY	31,244	5/03/19	(335,065)
Credit Suisse International	TRY	9,426	EUR	1,499	5/03/19	102,545
Credit Suisse International	TRY	148,213	USD	25,536	5/15/19	900,228
Credit Suisse International	EUR	5,358	ZAR	84,334	6/04/19	(155,560)
Credit Suisse International	MXN	290,993	USD	14,893	6/13/19	(350,322)
Credit Suisse International	USD	87,733	MXN	1,664,947	6/13/19	(518,692)
Credit Suisse International	AUD	22,391	USD	15,977	6/24/19	172,072
Credit Suisse International	USD	38,955	EUR	34,219	7/10/19	(339,355)
Credit Suisse International	PLN	84,240	USD	21,960	7/11/19	(131,840)
Credit Suisse International	NZD	16,381	AUD	15,634	7/29/19	85,994
Deutsche Bank AG	IDR	168,634,452	USD	11,739	5/09/19	(123,875)
Deutsche Bank AG	AUD	15,634	NZD	16,380	7/29/19	(86,504)
Goldman Sachs Bank USA	BRL	23,983	USD	6,196	5/03/19	79,878
Goldman Sachs Bank USA	TRY	21,809	EUR	3,465	5/03/19	233,915
Goldman Sachs Bank USA	USD	6,079	BRL	23,983	5/03/19	36,960
Goldman Sachs Bank USA	USD	11,026	ZAR	159,042	6/28/19	15,552
Goldman Sachs Bank USA	INR	6,160,384	USD	87,908	7/16/19	420,846
Goldman Sachs Bank USA	BRL	465,536	USD	122,526	10/10/19	5,402,019
HSBC Bank USA	BRL	169,907	USD	42,838	5/03/19	(489,409)
HSBC Bank USA	USD	43,066	BRL	169,907	5/03/19	261,845
HSBC Bank USA	IDR	70,424,917	USD	4,950	5/09/19	(4,527)
HSBC Bank USA	KRW	16,568,470	USD	14,657	5/16/19	422,940
HSBC Bank USA	USD	110,009	KRW	123,159,653	5/16/19	(4,200,750)
HSBC Bank USA	COP	174,689,855	USD	55,158	5/23/19	1,192,300
HSBC Bank USA	USD	7,207	TRY	41,982	5/23/19	(266,532)
JPMorgan Chase Bank, NA	KRW	33,086,915	USD	29,537	5/16/19	1,111,121
JPMorgan Chase Bank, NA	USD	6,266	TRY	36,093	5/23/19	(298,522)
JPMorgan Chase Bank, NA	ZAR	84,334	EUR	5,358	6/04/19	155,569
JPMorgan Chase Bank, NA	TWD	2,275,188	USD	73,883	6/10/19	213,469
JPMorgan Chase Bank, NA	CHF	119,210	USD	118,960	6/13/19	1,475,362
JPMorgan Chase Bank, NA	NOK	126,745	USD	14,620	6/27/19	(104,428)
JPMorgan Chase Bank, NA	USD	34,025	ZAR	490,597	6/28/19	36,039
JPMorgan Chase Bank, NA	ZAR	489,523	USD	34,068	6/28/19	82,078

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	EUR	53,191	USD	59,638	7/10/19	$(387,441)
JPMorgan Chase Bank, NA	PLN	84,240	USD	21,940	7/11/19	(151,999)
Morgan Stanley Capital Services LLC	BRL	972,381	USD	246,203	5/03/19	(1,761,393)
Morgan Stanley Capital Services LLC	BRL	75,032	USD	19,401	5/03/19	267,297
Morgan Stanley Capital Services LLC	USD	266,247	BRL	1,047,413	5/03/19	850,810
Morgan Stanley Capital Services LLC	KRW	33,246,286	USD	29,266	5/16/19	703,119
Morgan Stanley Capital Services LLC	RUB	1,217,905	USD	18,779	5/16/19	(28,633)
Morgan Stanley Capital Services LLC	USD	8,636	KRW	9,685,751	5/16/19	(315,220)
Morgan Stanley Capital Services LLC	BRL	858,011	USD	217,656	6/04/19	(589,621)
Morgan Stanley Capital Services LLC	USD	62,554	AUD	84,715	6/28/19	(2,751,338)
Morgan Stanley Capital Services LLC	EUR	52,144	USD	58,514	7/10/19	(330,287)
Royal Bank of Scotland PLC	USD	12,362	NOK	104,984	6/27/19	(165,927)
Royal Bank of Scotland PLC	USD	17,582	EUR	15,535	7/10/19	(50,878)
Royal Bank of Scotland PLC	USD	54,277	PLN	207,303	7/11/19	88,209
Royal Bank of Scotland PLC	ILS	202,841	USD	57,183	7/16/19	517,188
Standard Chartered Bank	IDR	529,232,708	USD	36,981	5/09/19	(249,992)
Standard Chartered Bank	KRW	49,705,411	USD	43,795	5/16/19	1,091,920
Standard Chartered Bank	USD	44,287	KRW	49,460,560	5/16/19	(1,794,528)
Standard Chartered Bank	TWD	463,903	USD	15,057	6/10/19	36,385
Standard Chartered Bank	USD	70,751	INR	4,999,912	7/16/19	255,461
Standard Chartered Bank	IDR	63,590,540	USD	4,393	8/22/19	(5,042)
UBS AG	TRY	87,574	USD	15,082	5/15/19	525,674
UBS AG	KRW	49,748,320	USD	43,794	5/16/19	1,054,724
UBS AG	USD	6,721	TRY	39,155	5/23/19	(248,009)
UBS AG	ZAR	359,446	USD	25,121	6/28/19	165,800

						$4,820,802

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap(z)	6 Month EURIBOR	JPMorgan Chase Bank, NA	0.51%	5/28/19	EUR	23,960	$108,406	$(92,541)
OTC – 1 Year Interest Rate Swap(z)	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	EUR	8,950	120,816	(86,947)

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PORTFOLIO OF INVESTMENTS (continued)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC – 1 Year Interest Rate Swap(z)	6 Month LIBOR	Bank of America, NA	1.50%	5/28/19	GBP	8,200	$143,410	$(145,299)
OTC –1 Year Interest Rate Swap(z)	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	EUR	8,950	120,816	(131,985)

							$493,448	$(456,772)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(z)	AUD	1.280	06/2019	185,975,000	AUD	185,975	$1,930,769	$(15,995)
NZD vs. AUD/ Deutsche Bank AG(z)	NZD	1.010	07/2019	79,951,600	NZD	79,952	263,027	(46,030)

Put
AUD vs. USD/ Barclays Bank PLC(z)	AUD	1.450	06/2019	185,975,000	AUD	185,975	1,006,063	(645,289)
NZD vs. CAD/ JPMorgan Chase Bank, NA(z)	NZD	1.160	07/2019	83,390,000	NZD	83,390	377,962	(161,686)
SGD vs. CHF/ UBS AG(z)	SGD	1.550	06/2019	48,747,500	SGD	48,748	147,361	(1,649)
TRY vs. EUR/ Goldman Sachs Bank USA(z)	TRY	6.835	05/2019	169,634,772	TRY	169,635	317,151	(72,210)
ZAR vs. EUR/ JPMorgan Chase Bank, NA(z)	ZAR	16.650	05/2019	433,066,500	ZAR	433,067	435,999	(178,010)

							$4,478,332	$(1,120,869)

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	2.27%	USD	83,787	$(7,130,761)	$(4,516,502)	$(2,614,259)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.52	USD	81,835	(7,201,927)	(4,579,586)	(2,622,341)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	11,436	(1,026,002)	(967,511)	(58,491)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	12,329	(1,106,063)	(1,046,090)	(59,973)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	8,220	(737,433)	(687,585)	(49,848)
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.13	EUR	79,535	(8,217,142)	(8,298,186)	81,044

Sale Contracts
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/24*	1.00	Quarterly	1.72	USD	21,225	(692,849)	(682,792)	(10,057)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.27	USD	83,787	7,130,761	4,898,322	2,232,439
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	2.52	USD	81,835	7,201,927	4,664,459	2,537,468
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	31,985	2,869,499	1,130,281	1,739,218
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	8,473	692,388	640,135	52,253
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	11,789	963,362	901,564	61,798
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	12,710	1,038,623	975,493	63,130
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	89,359	7,302,150	6,871,406	430,744
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	Quarterly	0.15	EUR	4	61	21	40
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	2.13	EUR	79,536	8,217,245	8,552,319	(335,074)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	102,791	14,223,897	12,216,937	2,006,960
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	1.00	Quarterly	4.50	USD	46,314	(6,831,972)	(4,965,324)	(1,866,648)
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/24*	1.00	Quarterly	1.87	USD	21,410	(840,550)	(884,218)	43,668

						$15,855,214	$14,223,143	$1,632,071

*	Termination date

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP	22,980	12/17/28	6 Month LIBOR	1.479%	Semi-Annual/ Semi-Annual	$402,215	$—	$402,215
GBP	22,980	12/17/28	1.600%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(749,467)	—	(749,467)

						$(347,252)	$—	$(347,252)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CCO Holdings, LLC, 5.750%, 1/15/24, 6/20/19*	5.00%	Quarterly	0.11%	USD	6,192	$78,720	$19,431	$59,289
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	40,000	(4,336,000)	(4,819,237)	483,237
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	8,746	(948,066)	(1,115,967)	167,901
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	6,122	(663,625)	(784,102)	120,477
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	3,714	(402,598)	(485,328)	82,730
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	15,706	(1,702,530)	(2,022,006)	319,476
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	15,000	(3,245,500)	(1,710,592)	(1,534,908)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	1,368	(295,990)	(205,543)	(90,447)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	547	(118,353)	(82,187)	(36,166)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	1,368	(296,750)	(200,465)	(96,285)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	2,735	(592,902)	(400,389)	(192,513)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	14,000	(3,029,133)	(1,862,220)	(1,166,913)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	15,000	(3,249,667)	(1,782,239)	(1,467,428)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	7,560	(819,504)	(951,837)	132,333
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	247	(26,775)	(31,302)	4,527

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
International Game Technology, 4.750%, 2/15/23, 6/20/22*	5.00%	Quarterly	1.22%	EUR	1,640	$228,599	$117,006	$111,593
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	2,395	(260,017)	(284,941)	24,924
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	2.24	USD	2,600	310,017	155,365	154,652
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	2.24	USD	2,880	343,403	269,331	74,072
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	113,618	(24,583,194)	(26,771,273)	2,188,079
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	27,329	(2,962,464)	(4,007,490)	1,045,026
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,433	(155,337)	(186,498)	31,161
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	Quarterly	1.39	USD	4,590	428,351	(195,726)	624,077
JPMorgan Chase Bank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	6,340	(687,256)	(820,928)	133,672
Morgan Stanley Capital Services LLC
Weatherford International LLC, 4.500%, 4/15/22, 6/20/23*	1.00	Quarterly	17.91	USD	1,112	(404,865)	(236,809)	(168,056)

						$(47,391,436)	$(48,395,946)	$1,004,510

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA iShares
iBoxx $ Investment Grade Corporate Bond ETF	EURIBOR	Quarterly	EUR	26,706	6/20/19	$578,373
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	LIBOR	Quarterly	USD	31,367	6/20/19	581,580
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	LIBOR	Quarterly	USD	124,990	6/20/19	2,265,478

						$3,425,431

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 5/07/20*	12.22%	Maturity	AUD	740	$(507,070)	$—	$(507,070)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2019
Barclays Capital, Inc.†	1,778	USD	(7.00	)%*	—	$1,749,408
Barclays Capital, Inc.†	439	USD	(5.00	)%*	—	436,922
Barclays Capital, Inc.†	1,782	USD	(5.00	)%*	—	1,774,851
Barclays Capital, Inc.†	565	USD	(1.25	)%*	—	564,713
Barclays Capital, Inc.†	887	USD	(1.00	)%*	—	885,083
Barclays Capital, Inc.†	2,064	USD	(1.00	)%*	—	2,060,388
Barclays Capital, Inc.†	1,039	USD	(0.50	)%*	—	1,038,617
Barclays Capital, Inc.†	7,298	USD	0.75%		—	7,299,231
Barclays Capital, Inc.†	1,042	USD	1.25%		—	1,043,736
Barclays Capital, Inc.†	770	USD	1.70%		—	773,867
Barclays Capital, Inc.†	216	USD	1.75%		—	216,000
Barclays Capital, Inc.†	1,620	USD	1.75%		—	1,621,575
Barclays Capital, Inc.†	1,631	USD	1.75%		—	1,631,646
Barclays Capital, Inc.†	5,082	USD	1.75%		—	5,097,085
Barclays Capital, Inc.†	2,412	USD	2.00%		—	2,425,132
Credit Suisse Securities (USA) LLC	1,001	USD	0.50%		5/07/19	1,002,154
Credit Suisse Securities (USA) LLC†	399	USD	(5.00	)%*	—	397,750
Credit Suisse Securities (USA) LLC†	639	USD	(5.00	)%*	—	637,609
Credit Suisse Securities (USA) LLC†	2,944	EUR	(1.25	)%*	—	3,300,360
Credit Suisse Securities (USA) LLC†	2,458	EUR	(1.00	)%*	—	2,755,192
Credit Suisse Securities (USA) LLC†	4,533	EUR	(0.75	)%*	—	5,082,259
Credit Suisse Securities (USA) LLC†	9,109	EUR	(0.75	)%*	—	10,213,181
Credit Suisse Securities (USA) LLC†	1,208	USD	1.25%		—	1,207,793
HSBC Securities (USA) Inc.	17,985	USD	0.00%		5/06/19	18,072,612
RBC Capital Markets†	1,344	USD	(0.50	)%*	—	1,343,235
RBC Capital Markets†	1,730	USD	(0.25	)%*	—	1,729,267
RBC Capital Markets†	4,027	USD	1.80%		—	4,031,594
RBC Capital Markets†	5,820	USD	2.00%		—	5,828,730
RBC Capital Markets†	2,110	USD	2.15%		—	2,113,402
RBC Capital Markets†	3,247	USD	2.30%		—	3,252,441

						$89,585,833

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2019

*	Interest payment due from counterparty.

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous		Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$62,988,850		$	– 0	–	$	– 0	–	$	– 0	–	$62,988,850
Emerging Markets – Sovereigns	2,425,132			– 0	–		– 0	–		– 0	–	2,425,132
Governments – Treasuries	– 0	–		18,072,612			– 0	–		– 0	–	18,072,612
Emerging Markets – Corporate Bonds	5,097,085			1,002,154			– 0	–		– 0	–	6,099,239

Total	$70,511,067			$19,074,766		$	– 0	–	$	– 0	–	$89,585,833

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $2,466,540,407 or 41.6% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2019.

(i)	Defaulted matured security.

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.76% of net assets as of April 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.31%, 5/15/43	3/27/18	$5,737,903	$5,762,969	0.10%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.42%, 3/16/43	3/07/18	1,407,244	1,416,529	0.02%
Costa Rica Government International Bond 4.37%, 5/22/19	1/09/18	6,431,706	6,408,264	0.11%
Exide Technologies 7.00%, 4/30/25	4/30/15	21,378,745	8,809,392	0.15%
Exide Technologies 7.25%, 4/30/25	5/03/17	1,902,849	806,453	0.01%

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies 11.00%, 4/30/22	4/30/15	$26,315,428	$22,112,357	0.37%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	10,658,976	11,902,511	0.20%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.977%, 10/25/25	9/18/15	7,713,927	8,696,890	0.15%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	1/31/17	5,853,410	38,274	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	1/31/17	1,714,137	34,220	0.00%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18	919,495	919,495	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,187	161	0.00%
Petroleos de Venezuela SA 6.00%, 11/15/26	4/22/14	3,368,430	1,050,000	0.02%
SoFi Consumer Loan Program LLC Series 2016-1, Class R 0.0%, 8/25/25	7/28/17	2,768,146	2,342,907	0.04%
SoFi Consumer Loan Program LLC Series 2016-5, Class R 0.0%, 9/25/28	6/23/17	3,881,020	1,267,785	0.02%
SoFi Consumer Loan Program LLC Series 2017-2, Class R 0.0%, 2/25/26	6/15/17	3,354,257	1,310,079	0.02%
SoFi Consumer Loan Program LLC Series 2017-3, Class R 0.0%, 5/25/26	5/11/17	6,200,880	2,842,560	0.05%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 0.0%, 9/25/26	9/18/17	8,413,600	3,978,032	0.07%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 0.0%, 2/25/27	2/01/18	11,354,951	8,220,685	0.14%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	2,074,000	2,071,961	0.04%
Tonon Luxembourg SA 9.25%, 1/24/20	1/16/13	6,352,630	141,023	0.00%
Venezuela Government International Bond 7.65%, 4/21/25	2/16/11	4,606,466	1,841,490	0.03%
Venezuela Government International Bond 9.25%, 5/07/28	4/10/14	1,239,174	423,750	0.01%
Venezuela Government International Bond 9.00%, 5/07/23	1/30/18	139,880	152,657	0.00%

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	$5,618,896	$319,730	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444	136,065	0.00%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	687,500	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	340,325	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.727%, 11/25/25	9/06/16	5,270,358	5,899,298	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.977%, 11/25/25	9/28/15	3,275,803	3,764,744	0.06%

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$18,385,445	$25,532		0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	12,891,331	4,397,645		0.07%
Exide Technologies	4/30/15	630,678	– 0	–	0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/11/12	4	– 0	–	0.00%
Monitronics International, Inc. 9.125%, 04/01/20	1/16/18	6,121,007	276,560		0.00%
Mt. Logan Re Ltd. (Preference Shares) (Series 4)	4/01/15	25,000,000	24,525,405		0.41%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	12,695,000	12,217,344		0.21%

(l)	Convertible security.

(m)	Pays 11% cash or up to 7% PIK and remaining in cash.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(p)	Inverse interest only security.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(t)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2019.

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PORTFOLIO OF INVESTMENTS (continued)

(u)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(v)	IO – Interest Only.

(w)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(x)	The rate shown represents the 7-day yield as of period end.

(y)	Affiliated investments.

(z)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

BBA – British Bankers Association

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 83

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,043,607,511)	$5,857,639,951
Affiliated issuers (cost $110,468,857)	110,468,857
Cash	22,090
Cash collateral due from broker	13,998,819
Foreign currencies, at value (cost $52,088,134)	51,634,804
Unaffiliated interest receivable	89,231,918
Unrealized appreciation on forward currency exchange contracts	23,788,939
Receivable for capital stock sold	11,573,649
Receivable for investment securities sold	7,151,894
Unrealized appreciation on total return swaps	3,425,431
Receivable for newly entered credit default swaps	2,887,764
Market value of credit default swaps (net premiums paid $365,407)	1,389,090
Receivable for variation margin on futures	971,293
Affiliated dividends receivable	356,275
Receivable for variation margin on centrally cleared swaps	211,635
Receivable for terminated credit default swaps	143,379

Total assets	6,174,895,788

Liabilities
Options written, at value (premiums received $4,478,332)	1,120,869
Swaptions written, at value (premiums received $493,448)	456,772
Payable for reverse repurchase agreements	89,585,833
Market value of credit default swaps (net premiums received $48,761,353)	48,780,526
Payable for investment securities purchased	48,329,322
Unrealized depreciation on forward currency exchange contracts	18,968,137
Payable for capital stock redeemed	16,999,099
Cash collateral received from broker	11,140,000
Dividends payable	3,520,417
Payable for newly entered credit default swaps	2,709,528
Advisory fee payable	2,235,728
Distribution fee payable	936,447
Unrealized depreciation on variance swaps	507,070
Transfer Agent fee payable	147,798
Payable for terminated swaps	27,766
Administrative fee payable	21,267
Payable for variation margin on centrally cleared swaps	16,246
Directors’ fee payable	2,415
Accrued expenses and other liabilities	3,076,193

Total liabilities	248,581,433

Net Assets	$5,926,314,355

Composition of Net Assets
Capital stock, at par	$722,139
Additional paid-in capital	6,497,061,201
Accumulated loss	(571,468,985)

$5,926,314,355

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,312,211,957	160,268,013	$8.19	*

B	$969,273	117,322	$8.26

C	$749,605,744	90,487,738	$8.28

Advisor	$3,179,499,827	387,814,144	$8.20

R	$63,080,128	7,706,425	$8.19

K	$114,318,407	13,958,965	$8.19

I	$178,572,331	21,778,307	$8.20

Z	$328,056,688	40,007,675	$8.20

*	The maximum offering price per share for Class A shares was $8.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 85

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $414,639)	$192,283,147
Dividends
Affiliated issuers	3,371,662
Unaffiliated issuers	3,026,043	$198,680,852

Expenses
Advisory fee (see Note B)	13,299,666
Distribution fee—Class A	1,596,331
Distribution fee—Class B	4,931
Distribution fee—Class C	3,842,840
Distribution fee—Class R	161,230
Distribution fee—Class K	143,606
Transfer agency—Class A	711,699
Transfer agency—Class B	747
Transfer agency—Class C	425,923
Transfer agency—Advisor Class	1,648,761
Transfer agency—Class R	83,839
Transfer agency—Class K	91,774
Transfer agency—Class I	81,032
Transfer agency—Class Z	33,977
Printing	275,932
Custodian	229,341
Registration fees	102,736
Audit and tax	96,316
Administrative	35,289
Legal	20,563
Directors’ fees	12,119
Miscellaneous	106,282

Total expenses before interest expense	23,004,934
Interest expense	754,902

Total expenses	23,759,836
Less: expenses waived and reimbursed by the Adviser (see Note B)	(143,830)

Net expenses		23,616,006

Net investment income		175,064,846

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(119,732,476	)(a)
Forward currency exchange contracts	(25,109,041)
Futures	29,526,082
Options written	8,356,676
Swaps	3,030,021
Swaptions written	3,131,818
Foreign currency transactions	(61,429,206)
Net change in unrealized appreciation/depreciation on:
Investments	164,552,316	(b)
Forward currency exchange contracts	21,525,881
Futures	1,480,324
Options written	2,117,524
Swaps	13,431,402
Swaptions written	(55,047)
Foreign currency denominated assets and liabilities	212,139

Net gain on investment and foreign currency transactions	41,038,413

Contributions from Affiliates (see Note B)	1,704

Net Increase in Net Assets from Operations	$216,104,963

(a)	Includes foreign capital gains taxes of $10,601.

(b)	Includes of increase in accrued foreign capital gains of $269,470.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 87

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$175,064,846		$424,381,274
Net realized loss on investment and foreign currency transactions	(162,226,126)		(86,479,986)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	203,264,539		(508,437,314)
Contributions from Affiliates (see Note B)	1,704		70,807

Net increase (decrease) in net assets from operations	216,104,963		(170,465,219)
Distributions to Shareholders
Class A	(42,404,561)		(91,362,872)
Class B	(28,528)		(72,896)
Class C	(22,346,540)		(49,196,918)
Advisor Class	(102,098,715)		(222,601,749)
Class R	(2,015,171)		(4,257,089)
Class K	(3,790,069)		(6,965,941)
Class I	(6,143,632)		(15,158,177)
Class Z	(11,847,553)		(18,441,192)
Return of Capital
Class A	– 0	–	(13,807,456)
Class B	– 0	–	(11,017)
Class C	– 0	–	(7,435,014)
Advisor Class	– 0	–	(33,641,279)
Class R	– 0	–	(643,364)
Class K	– 0	–	(1,052,746)
Class I	– 0	–	(2,290,820)
Class Z	– 0	–	(2,786,974)
Capital Stock Transactions
Net decrease	(223,029,439)		(1,324,482,036)

Total decrease	(197,599,245)		(1,964,672,759)
Net Assets
Beginning of period	6,123,913,600		8,088,586,359

End of period	$5,926,314,355		$6,123,913,600

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management

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NOTES TO FINANCIAL STATEMENTS (continued)

determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,002,240,637	$45,558,210	#	$2,047,798,847
Corporates – Investment Grade		– 0	–	650,028,187	– 0	–	650,028,187
Emerging Markets – Sovereigns		– 0	–	608,705,541	– 0	–	608,705,541
Collateralized Mortgage Obligations		– 0	–	565,288,148	– 0	–	565,288,148
Governments – Treasuries		– 0	–	539,753,442	– 0	–	539,753,442
Emerging Markets – Treasuries		– 0	–	308,111,081	– 0	–	308,111,081
Bank Loans		– 0	–	229,343,481	73,267,409		302,610,890
Emerging Markets – Corporate Bonds		– 0	–	259,668,555	764,690		260,433,245

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks	$71,244,581		$2,492,693		$65,740,721	#	$139,477,995
Commercial Mortgage-Backed Securities	– 0	–	10,146,488		75,129,397		85,275,885
Asset-Backed Securities	– 0	–	6,896,742		52,328,429		59,225,171
Investment Companies	37,332,000		– 0	–	– 0	–	37,332,000
Quasi-Sovereigns	– 0	–	30,721,423		– 0	–	30,721,423
Preferred Stocks	7,104,323		6,625,400		4,967,032		18,696,755
Inflation-Linked Securities	– 0	–	18,692,481		– 0	–	18,692,481
Local Governments – Regional Bonds	– 0	–	17,954,486		– 0	–	17,954,486
Local Governments – US Municipal Bonds	– 0	–	10,755,430		– 0	–	10,755,430
Collateralized Loan Obligations	– 0	–	– 0	–	4,833,666		4,833,666
Whole Loan Trusts	– 0	–	– 0	–	2,194,294		2,194,294
Warrants	1,415,193		– 0	–	590,671	#	2,005,864
Options Purchased – Puts	– 0	–	645,289		– 0	–	645,289
Rights	– 0	–	– 0	–	34,181		34,181
Short-Term Investments:
Emerging Markets – Treasuries	– 0	–	115,450,896		– 0	–	115,450,896
Investment Companies	110,468,857		– 0	–	– 0	–	110,468,857
Governments – Treasuries	– 0	–	20,679,850		– 0	–	20,679,850
Time deposits	– 0	–	10,934,904		– 0	–	10,934,904

Total Investments in Securities	227,564,954		5,415,135,154		325,408,700		5,968,108,808
Other Financial Instruments*:
Assets
Futures	4,906,707		– 0	–	– 0	–	4,906,707	†
Forward Currency Exchange Contracts	– 0	–	23,788,939		– 0	–	23,788,939
Centrally Cleared Credit Default Swaps	– 0	–	49,639,913		– 0	–	49,639,913	†
Centrally Cleared Interest Rate Swaps	– 0	–	402,215		– 0	–	402,215
Credit Default Swaps	– 0	–	1,389,090		– 0	–	1,389,090
Total Return Swaps	– 0	–	3,425,431		– 0	–	3,425,431
Liabilities
Futures	(12,375)		– 0	–	– 0	–	(12,375	)†
Forward Currency Exchange Contracts	– 0	–	(18,968,137)		– 0	–	(18,968,137)
Interest Rate Swaptions Written	– 0	–	(456,772)		– 0	–	(456,772)
Currency Options Written	– 0	–	(1,120,869)		– 0	–	(1,120,869)
Centrally Cleared Credit Default Swaps	– 0	–	(33,784,699)		– 0	–	(33,784,699	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(749,467)		– 0	–	(749,467	)†

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Credit Default Swaps	$	– 0	–	$(48,780,526)		$	– 0	–	$(48,780,526)
Variance Swaps		– 0	–	(507,070)			– 0	–	(507,070)
Reverse Repurchase Agreements		89,585,833		– 0	–		– 0	–	89,585,833

Total		$322,045,119		$5,389,413,202			$325,408,700		$6,036,867,021

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation of futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans	Emerging Markets - Corporate Bonds		Common Stocks#
Balance as of 10/31/18	$47,111,514		$49,130,245	$1,649,584		$65,977,012
Accrued discounts/ (premiums)	154,194		240,748	(375,132)		– 0	–
Realized gain (loss)	(2,419,363)		14,087	268,735		1,283,150
Change in unrealized appreciation/ depreciation	(7,471,696)		(836,199)	(776,473)		(15,994,094)
Purchases/Pay ups	1,801,477		13,456,914	– 0	–	16,709,856
Sales/Pay downs	(2,606,448)		(3,341,323)	(2,024)		(2,235,203)
Transfers into level 3	8,988,532		25,032,953	– 0	–	– 0	–
Transfers out of level 3	– 0	–	(10,430,016)	– 0	–	– 0	–

Balance as of 4/30/19	$45,558,210		$73,267,409	$764,690		$65,740,721

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$(10,441,235)		$(864,718)	$(776,473)		$(14,740,165)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Preferred Stocks		Inflation- Linked Securities
Balance as of 10/31/18	$74,055,425		$78,619,165		$4,653,555			$11,624,574
Accrued discounts/ (premiums)	109,526		104,917		– 0	–		– 0	–
Realized gain (loss)	(192,092)		(7,116,381)		106,706			– 0	–
Change in unrealized appreciation/ depreciation	1,474,285		(3,518,131)		– 0	–		– 0	–
Purchases/Pay ups	6,385,685		3,043,590		313,477			– 0	–
Sales/Pay downs	(6,703,432)		(18,804,731)		(106,706)			– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		$(11,624,574)

Balance as of 4/30/19	$75,129,397		$52,328,429		$4,967,032		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$1,544,772		$(6,250,097)		$ – 0	–	$	– 0	–

	Collateralized Loan Obligations		Whole Loan Trusts		Warrants#		Rights
Balance as of 10/31/18	$8,554,124		$4,186,220		$646,176			$35,925
Accrued discounts/ (premiums)	3,635		4,208		– 0	–		– 0	–
Realized gain (loss)	405,754		(2,777,890)		– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	(679,847)		2,096,453		(55,505)			(1,744)
Purchases/Pay ups	– 0	–	– 0	–	– 0	–		– 0	–
Sales/Pay downs	(3,450,000)		(1,314,697)		– 0	–		– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 4/30/19	$4,833,666		$2,194,294		$590,671			$34,181

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$(268,111)		$(356,611)		$(55,505)			$(1,744)

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Total
Balance as of 10/31/18	$346,243,519
Accrued discounts/(premiums)	242,096
Realized gain (loss)	(10,427,294)
Change in unrealized appreciation/ depreciation	(25,762,951)
Purchases/Pay ups	41,710,999
Sales/Pay downs	(38,564,564)
Transfers into level 3	34,021,485
Transfers out of level 3	(22,054,590)

Balance as of 4/30/19	$325,408,700 +

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$(32,209,887)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2019. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/19	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$8,809,392	Market Approach	EBITDA* Projection EBITDA* Multiples	$117.0mm / N/A 5.1X-7.1X / 6.1X
	$1,899,638	Recovery Analysis	Collateral Value	$ 100.00 / N/A
	$919,495	Qualitative Assessment	Par Value	$ 100.00 / N/A
	$806,453	Market Approach	EBITDA* Projection EBITDA* Multiples	$117.0mm / N/A 5.1X-7.1X / 6.1X

$12,434,978

Common Stocks	$24,525,405	Market Approach	NAV Equivalent	$981.02 / N/A
	$12,217,344	Market Approach	NAV Equivalent	$962.37 / N/A
	$1,870,036	Market Approach	EBITDA* Projection EBITDA* Multiples	$48 mm / N/A 7.0X-9.0X / 8.0X
	$1,188,100	Market Approach	EBITDA* Projection EBITDA* Multiples	$530mm / N/A 13.7X / N/A

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	Fair Value at 4/30/19			Valuation Technique	Unobservable Input	Input
		$216,656		Market Approach	EBITDA* Projection EBITDA* Multiples	$52 mm / N/A 2.6X-4.6X / 3.6X
		$195,195		Market Approach	EBITDA* Projection EBITDA* Multiples	$72mm / N/A 4.8X / N/A
	$	– 0	–	Qualitative Assessment		$ 0.00 / N/A

		$40,212,736

Preferred Stocks		$4,967,032		Market Approach	EBITDA* Projection EBITDA* Multiples	$530mm / N/A 13.7X / N/A
Whole Loan Trusts		$1,762,540		Recovery Analysis	Cumulative Loss	<20% / N/A
		$431,755		Discounted Cash Flow	Cash Flow Yield	100.00% / N/A

		$2,194,295

Warrants		$582,612		Option Pricing Model	Exercise Price	$3.44 / N/A
		$8,059		Option Pricing Model	Exercise Price	$13.09 / N/A

		$590,671

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Exercise Price, EBITDA Projections and EBITDA Multiples in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss and Cash Flow Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

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liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to

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(1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

For the six months ended April 30, 2019 and for the year ended October 31, 2018, the Adviser reimbursed the Fund $1,704 and $70,807, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $35,289.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $841,339 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $62,570 from the sale of Class A shares and received $14,458, $376 and $26,989 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money

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Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $143,830.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$45,179	$1,316,117	$1,250,827	$110,469	$3,372

Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $117,143, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,065,135, $0, $1,114,607 and $1,114,435 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

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vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,296,362,788	$1,495,972,640
U.S. government securities	51,708,984	198,430,590

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$274,057,217
Gross unrealized depreciation	(441,707,814)

Net unrealized depreciation	$(167,650,597)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

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realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2019, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can

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vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held written options for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In

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addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap.

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During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $31,984,780.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

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During the six months ended April 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2019, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2019, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets

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of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$402,215	*	Receivable/ Payable for variation margin on centrally cleared swaps	$749,467	*

Interest rate contracts	Receivable/Payable for variation margin on futures	4,906,707	*	Receivable/Payable for variation margin on futures	12,375	*

Interest rate contracts				Swaptions written, at value	456,772

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	23,788,939		Unrealized depreciation on forward currency exchange contracts	18,968,137

Foreign currency contracts	Investments in securities, at value	645,289

Foreign currency contracts				Options written, at value	1,120,869

Foreign currency contracts				Unrealized depreciation on variance swaps	507,070

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Market value of credit default swaps	$1,389,090		Market value of credit default swaps	$48,780,526

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,248,762	*	Receivable/Payable for variation margin on centrally cleared swaps	7,616,691	*

Credit contracts	Unrealized appreciation on total return swaps	3,425,431

Total		$43,806,433			$78,211,907

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(3,986,232)	$(347,252)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	20,000,055	6,676,059

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(739,804)	(186,024)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	2,629,617	39,074

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(25,109,041)	$21,525,881

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(7,367,216)	(2,328,768)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	7,230,509	2,117,524

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(10,659,866)	(387,550)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(257,196)	(42,430)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	16,998,903	14,166,204

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	502,201	(94,121)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(2,318,334)	$	– 0	–

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	9,526,027		(5,195,735)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	677,216		– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,126,167		– 0	–

Total		$8,253,006		$35,942,862

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$258,752,318
Average notional amount of sale contracts	$536,972,014

Centrally Cleared Interest Rate Swaps:
Average notional amount	$114,879,964	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$25,038,000	(b)
Average notional amount of sale contracts	$372,081,765

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,297,877,830
Average principal amount of sale contracts	$2,186,578,393

Futures:
Average notional amount of buy contracts	$936,269,121
Average notional amount of sale contracts	$133,031,496

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Total Return Swaps:
Average notional amount	$187,460,178

Variance Swaps:
Average notional amount	$2,057,278

Options Written:
Average notional amount	$560,931,923

Purchased Options:
Average notional amount	$371,374,403

Purchased Swaptions:
Average notional amount	$169,193,000	(b)

Swaptions Written:
Average notional amount	$488,893,310	(c)

(a)	Positions were open for five months during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd	$32,481	$(114)	$	– 0	–	$	– 0	–	$32,367
Bank of America, NA	1,203,059	(190,177)		(610,000)			– 0	–	402,882
Barclays Bank PLC	256,523	(256,523)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	475,612	(424,235)		– 0	–		– 0	–	51,377
Citibank, NA	4,521,038	(4,521,038)		– 0	–		– 0	–	– 0	–
Credit Suisse International	1,489,438	(1,489,438)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	7,270,941	(7,270,941)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,877,085	(1,877,085)		– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$3,655,218	$(2,061,883)	$(1,310,000)	$	– 0	–	$283,335
Morgan Stanley Capital Services LLC	4,731,993	(4,731,993)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	605,397	(216,805)	– 0	–	– 0	–	388,592
Standard Chartered Bank	1,383,766	(1,383,766)	– 0	–	– 0	–	– 0	–
UBS AG	1,746,198	(249,658)	– 0	–	– 0	–	1,496,540

Total	$29,248,749	$(24,673,656)	$(1,920,000)	$	– 0	–	$2,655,093	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd	$114	$(114)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	190,177	(190,177)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	764,962	(256,523)	– 0	–	(508,439)	– 0	–
BNP Paribas SA	424,235	(424,235)	– 0	–	– 0	–	– 0	–
Citibank, NA	10,196,367	(4,521,038)	– 0	–	(5,675,329)	– 0	–
Credit Suisse International	13,505,408	(1,489,438)	– 0	–	(11,941,814)	74,156
Deutsche Bank AG	1,023,496	– 0	–	– 0	–	(1,023,496)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	27,773,205	(7,270,941)	– 0	–	(20,502,264)	– 0	–
HSBC Bank USA	4,961,218	(1,877,085)	– 0	–	(2,273,449)	810,684
JPMorgan Chase Bank, NA	2,061,883	(2,061,883)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	6,416,284	(4,731,993)	– 0	–	– 0	–	1,684,291
Royal Bank of Scotland PLC	216,805	(216,805)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	2,049,562	(1,383,766)	– 0	–	(665,796)	– 0	–
UBS AG	249,658	(249,658)	– 0	–	– 0	–	– 0	–

Total	$69,833,374	$(24,673,656)	$	– 0	–	$(42,590,587)	$2,569,131

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty. See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2019, the average amount of reverse repurchase agreements outstanding was $97,332,179 and the daily weighted average interest rate was 0.16%. At April 30, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $89,585,833 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$28,618,254	$(28,618,254)	$	– 0	–
Credit Suisse Securities (USA) LLC	24,596,298	(24,575,260)		21,038
HSBC Securities (USA) Inc.	18,072,612	(18,072,612)		– 0	–
RBC Capital Markets	18,298,669	(18,126,070)		172,599

	$89,585,833	$(89,392,196)		$193,637

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2019, the Fund had no unfunded loan commitments outstanding.

As of April 30, 2019, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2019, the Fund received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	19,905,313	30,690,096	$160,076,855	$265,218,097

Shares issued in reinvestment of dividends	3,333,832	7,870,893	26,819,118	67,337,244

Shares converted from Class B	27,595	49,278	222,132	425,403

Shares converted from Class C	1,195,072	809,925	9,690,517	6,932,976

Shares redeemed	(30,071,706)	(83,389,562)	(240,834,478)	(715,873,460)

Net decrease	(5,609,894)	(43,969,370)	$(44,025,856)	$(375,959,740)

Class B
Shares sold	9,195	10,657	$74,839	$92,546

Shares issued in reinvestment of dividends	3,460	9,337	28,056	80,619

Shares converted to Class A	(27,356)	(48,840)	(222,132)	(425,403)

Shares redeemed	(8,375)	(32,892)	(67,608)	(282,133)

Net decrease	(23,076)	(61,738)	$(186,845)	$(534,371)

Class C
Shares sold	3,528,620	8,352,376	$28,779,778	$72,733,321

Shares issued in reinvestment of dividends	1,500,800	3,714,797	12,203,612	32,144,364

Shares converted to Class A	(1,181,953)	(800,568)	(9,690,517)	(6,932,976)

Shares redeemed	(15,588,506)	(35,477,989)	(126,345,491)	(307,121,972)

Net decrease	(11,741,039)	(24,211,384)	$(95,052,618)	$(209,177,263)

Advisor Class
Shares sold	112,744,100	176,997,192	$907,403,148	$1,529,964,593

Shares issued in reinvestment of dividends	7,602,343	17,580,727	61,284,100	150,479,874

Shares redeemed	(123,315,390)	(291,677,801)	(989,367,687)	(2,505,899,503)

Net decrease	(2,968,947)	(97,099,882)	$(20,680,439)	$(825,455,036)

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	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class R
Shares sold	818,096	1,752,900	$6,575,722	$15,080,599

Shares issued in reinvestment of dividends	249,207	571,847	2,003,544	4,885,499

Shares redeemed	(1,892,541)	(3,631,201)	(15,168,249)	(31,041,847)

Net decrease	(825,238)	(1,306,454)	$(6,588,983)	$(11,075,749)

Class K
Shares sold	899,651	3,450,067	$7,258,990	$29,562,464

Shares issued in reinvestment of dividends	471,011	939,459	3,787,697	8,016,105

Shares redeemed	(2,396,708)	(3,592,985)	(19,252,835)	(30,741,339)

Net increase (decrease)	(1,026,046)	796,541	$(8,206,148)	$6,837,230

Class I
Shares sold	2,245,463	7,917,165	$18,076,819	$68,679,021

Shares issued in reinvestment of dividends	724,432	1,904,610	5,832,220	16,315,392

Shares redeemed	(4,856,295)	(17,200,700)	(38,911,994)	(146,400,590)

Net decrease	(1,886,400)	(7,378,925)	$(15,002,955)	$(61,406,177)

Class Z
Shares sold	9,082,573	23,427,698	$73,025,879	$201,583,476

Shares issued in reinvestment of dividends	1,383,414	2,398,945	11,138,708	20,442,559

Shares redeemed	(14,600,283)	(8,170,869)	(117,450,182)	(69,736,965)

Net increase (decrease)	(4,134,296)	17,655,774	$(33,285,595)	$152,289,070

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include

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NOTES TO FINANCIAL STATEMENTS (continued)

“extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$408,056,834	$471,405,631

Total taxable distributions paid	408,056,834	471,405,631
Return of Capital	61,668,670	– 0	–

Total distributions paid	$469,725,504	$471,405,631

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(209,314,082	)(a)
Unrealized appreciation/(depreciation)	(351,145,648	)(b)

Total accumulated earnings/(deficit)	$(560,459,730	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $209,314,082.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premiums, the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, the tax treatment of swaps, and the accrual of foreign capital gains tax.

abfunds.com	AB HIGH INCOME FUND | 123

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $56,876,971 and a net long-term capital loss carryforward of $152,437,111, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.40		$ 9.53

Income From Investment Operations

Net investment income(a)	.24	(b)	.50	(b)	.45	(b)	.48	(b)	.51		.55

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.71)		.34		.27		(.69)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32		(.21)		.79		.75		(.18)		.52

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.49)		(.53)		(.60)		(.64)		(.60)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.56)		(.53)		(.60)		(.72)		(.65)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.40

Total Return

Total investment return based on net asset value(d)	3.98%		(2.51)%		9.30%		9.41	%*	(1.98)%		5.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,312,212		$1,350,517		$1,869,052		$2,061,177		$2,059,111		$2,320,748

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.88	%(g)	.84%		.81%		.84%		.90%		.89%

Expenses, before waivers/reimbursements(e)(f)†	.88	%(g)	.85%		.82%		.85%		.90%		.89%

Net investment income	6.10	%(b)(g)	5.86	%(b)	5.15	%(b)	5.75	%(b)	5.77%		5.80%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.22		$ 8.99		$ 8.72		$ 8.57		$ 9.49		$ 9.62

Income From Investment Operations

Net investment income(a)	.21	(b)	.43	(b)	.38	(b)	.42	(b)	.45		.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.71)		.34		.26		(.71)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27		(.28)		.72		.68		(.26)		.45

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.43)		(.45)		(.53)		(.58)		(.53)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.06)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.49)		(.45)		(.53)		(.66)		(.58)

Net asset value, end of period	$ 8.26		$ 8.22		$ 8.99		$ 8.72		$ 8.57		$ 9.49

Total Return

Total investment return based on net asset value(d)	3.41%		(3.24)%		8.49%		8.48	%*	(2.89)%		4.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$969		$1,153		$1,817		$2,357		$3,551		$7,526

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.67	%(g)	1.61%		1.59%		1.63%		1.63%		1.60%

Expenses, before waivers/reimbursements(e)(f)†	1.67	%(g)	1.61%		1.60%		1.63%		1.63%		1.60%

Net investment income	5.24	%(b)(g)	5.01	%(b)	4.31	%(b)	5.01	%(b)	4.95%		5.05%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.24		$ 9.01		$ 8.75		$ 8.60		$ 9.51		$ 9.64

Income From Investment Operations

Net investment income(a)	.21	(b)	.44	(b)	.39	(b)	.42	(b)	.45		.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(.72)		.33		.27		(.70)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27		(.28)		.72		.69		(.25)		.45

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.43)		(.46)		(.54)		(.58)		(.53)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.06)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.49)		(.46)		(.54)		(.66)		(.58)

Net asset value, end of period	$ 8.28		$ 8.24		$ 9.01		$ 8.75		$ 8.60		$ 9.51

Total Return

Total investment return based on net asset value(d)	3.42%		(3.21)%		8.37%		8.50	%*	(2.74)%		4.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$749,606		$842,095		$1,139,390		$1,298,312		$1,283,192		$1,504,398

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.62	%(g)	1.59%		1.56%		1.58%		1.60%		1.58%

Expenses, before waivers/reimbursements(e)(f)†	1.63	%(g)	1.59%		1.56%		1.58%		1.60%		1.58%

Net investment income	5.27	%(b)(g)	5.04	%(b)	4.33	%(b)	4.94	%(b)	5.00%		5.03%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations

Net investment income(a)	.25	(b)	.52	(b)	.48	(b)	.49	(b)	.54		.58

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.71)		.33		.28		(.70)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33		(.19)		.81		.77		(.16)		.55

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.50)		(.55)		(.62)		(.67)		(.63)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)		(.58)		(.55)		(.62)		(.75)		(.68)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return

Total investment return based on net asset value(d)	4.10%		(2.26)%		9.56%		9.69	%*	(1.78)%		5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,179,500		$3,185,833		$4,351,171		$3,828,042		$2,362,066		$2,473,475

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.63	%(g)	.59%		.56%		.58%		.60%		.58%

Expenses, before waivers/reimbursements(e)(f)†	.63	%(g)	.60%		.57%		.58%		.60%		.58%

Net investment income	6.32	%(b)(g)	6.10	%(b)	5.38	%(b)	5.87	%(b)	6.05%		6.06%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.14		$ 8.90		$ 8.64		$ 8.49		$ 9.40		$ 9.53

Income From Investment Operations

Net investment income(a)	.23	(b)	.47	(b)	.42	(b)	.45	(b)	.48		.52

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.71)		.33		.27		(.70)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30		(.24)		.75		.72		(.22)		.49

Less: Dividends and Distributions

Dividends from net investment income	(.25)		(.45)		(.49)		(.57)		(.61)		(.57)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)		(.52)		(.49)		(.57)		(.69)		(.62)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.90		$ 8.64		$ 8.49		$ 9.40

Total Return

Total investment return based on net asset value(d)	3.77%		(2.80	)%^	8.88	%^	9.01	%*	(2.44)%		5.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63,080		$69,442		$87,602		$86,059		$76,876		$77,706

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.28	%(g)	1.26%		1.20%		1.22%		1.27%		1.23%

Expenses, before waivers/reimbursements(e)(f)†	1.28	%(g)	1.26%		1.21%		1.22%		1.27%		1.23%

Net investment income	5.70	%(b)(g)	5.47	%(b)	4.77	%(b)	5.39	%(b)	5.41%		5.46%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.41		$ 9.54

Income From Investment Operations

Net investment income(a)	.24	(b)	.50	(b)	.45	(b)	.48	(b)	.51		.55

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.72)		.33		.27		(.70)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.31		(.22)		.78		.75		(.19)		.52

Less: Dividends and Distributions

Dividends from net investment income	(.26)		(.48)		(.52)		(.60)		(.64)		(.60)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(.55)		(.52)		(.60)		(.72)		(.65)

Net asset value, end of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.41

Total Return

Total investment return based on net asset value(d)	3.95%		(2.58)%		9.22%		9.41	%*	(2.12)%		5.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$114,318		$122,030		$126,399		$106,841		$95,294		$83,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.93	%(g)	.91%		.89%		.85%		.94%		.88%

Expenses, before waivers/reimbursements(e)(f)†	.93	%(g)	.91%		.89%		.85%		.94%		.88%

Net investment income	6.05	%(b)(g)	5.83	%(b)	5.08	%(b)	5.75	%(b)	5.74%		5.79%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations

Net investment income(a)	.25	(b)	.53	(b)	.48	(b)	.50	(b)	.54		.58

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		(.72)		.33		.28		(.70)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33		(.19)		.81		.78		(.16)		.55

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.50)		(.55)		(.63)		(.67)		(.63)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)		(.58)		(.55)		(.63)		(.75)		(.68)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return

Total investment return based on net asset value(d)	4.11%		(2.23)%		9.60%		9.74	%*	(1.74)%		5.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178,572		$192,941		$276,909		$294,693		$277,654		$114,598

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.61	%(g)	.56%		.52%		.53%		.54%		.54%

Expenses, before waivers/reimbursements(e)(f)†	.61	%(g)	.56%		.53%		.53%		.54%		.54%

Net investment income	6.36	%(b)(g)	6.15	%(b)	5.43	%(b)	6.06	%(b)	6.11%		6.08%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations

Net investment income(a)	.26	(b)	.54	(b)	.49	(b)	.50	(b)	.55		.58

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		(.73)		.32		.28		(.71)		(.03)

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33		(.19)		.81		.78		(.16)		.55

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.50)		(.55)		(.63)		(.67)		(.63)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)		(.05)

Return of capital	– 0	–	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)		(.58)		(.55)		(.63)		(.75)		(.68)

Net asset value, end of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return

Total investment return based on net asset value(d)	4.15%		(2.18)%		9.62%		9.76%		(1.72)%		6.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$328,057		$359,903		$236,247		$112,852		$77,916		$47,059

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.54	%(g)	.52%		.50%		.51%		.53%		.52%

Expenses, before waivers/reimbursements(e)(f)†	.54	%(g)	.52%		.50%		.51%		.53%		.52%

Net investment income	6.43	%(b)(g)	6.27	%(b)	5.47	%(b)	6.07	%(b)	6.15%		6.13%

Portfolio turnover rate	25%		35%		51%		45%		53%		38%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(g)	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2019, such waiver amounted to 0.01% (annualized), and for the year ended October 31, 2018 such waiver amounted to less than 0.005%.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2019 (unaudited)(g)	Year Ended October 31,
		2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.86%	.82%	.81%	.84%	.88%	.88%
Before waivers/reimbursements	.86%	.83%	.82%	.85%	.88%	.88%
Class B
Net of waivers/reimbursements	1.65%	1.60%	1.59%	1.63%	1.61%	1.60%
Before waivers/reimbursements	1.65%	1.60%	1.60%	1.63%	1.61%	1.60%
Class C
Net of waivers/reimbursements	1.59%	1.57%	1.56%	1.58%	1.58%	1.58%
Before waivers/reimbursements	1.60%	1.57%	1.56%	1.58%	1.58%	1.58%
Advisor Class
Net of waivers/reimbursements	.61%	.57%	.56%	.58%	.58%	.58%
Before waivers/reimbursements	.61%	.58%	.57%	.58%	.58%	.58%
Class R
Net of waivers/reimbursements	1.26%	1.24%	1.20%	1.22%	1.25%	1.23%
Before waivers/reimbursements	1.26%	1.24%	1.21%	1.22%	1.25%	1.23%
Class K
Net of waivers/reimbursements	.91%	.89%	.89%	.85%	.92%	.88%
Before waivers/reimbursements	.91%	.89%	.89%	.85%	.92%	.88%
Class I
Net of waivers/reimbursements	.59%	.54%	.52%	.53%	.52%	.54%
Before waivers/reimbursements	.59%	.54%	.53%	.53%	.52%	.54%
Class Z
Net of waivers/reimbursements	.52%	.50%	.50%	.51%	.51%	.51%
Before waivers/reimbursements	.52%	.50%	.50%	.51%	.51%	.51%

(g)	Annualized.

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of AB High Income Fund, Inc. (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director	Voted For	Withheld Authority
Michael J. Downey	427,698,433	12,535,918
William H. Foulk, Jr.*	427,433,030	12,801,320
Nancy P. Jacklin	429,611,946	10,622,404
Robert M. Keith	429,316,842	10,917,509
Carol C. McMullen	429,891,604	10,342,746
Gary L. Moody	427,720,969	12,513,381
Marshall C. Turner, Jr.	427,577,749	12,656,601
Earl D. Weiner	427,482,578	12,751,772

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
297,661,675	3,074,207	6,430,616	133,067,852

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2)(3), Vice President Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Sheridan and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. DeNoon is expected to retire on or about January 1, 2020.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB High Income Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards.

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The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of

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the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations;

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(iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration presentations by an independent consultant on economies

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of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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NOTES

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NOTES

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0419

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2019